SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box:

[ ] Preliminary  Proxy Statement              [ ] Confidential,  For Use of the
                                                       Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SPECTRIAN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              SPECTRIAN CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

        (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5)      Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:

--------------------------------------------------------------------------------
                  (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
                  (3)      Filing Party:

--------------------------------------------------------------------------------
                  (4)      Date Filed:

--------------------------------------------------------------------------------

                              SPECTRIAN CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 1997

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Spectrian Corporation, a California corporation (the "Company"), will be held on Thursday, July 31, 1997, at 10:00 a.m. local time, at 160 Gibraltar Court, Sunnyvale, California 94089, for the following purposes:

      1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

      2. To approve the reincorporation of the Company as a Delaware corporation by means of a merger of the Company with and into a wholly owned Delaware subsidiary of the Company.

      3. To approve an amendment to the 1994 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares.

      4. To approve amendments to the 1994 Director Option Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 60,000 shares, (ii) increase the size of the annual, nondiscretionary grants thereunder to 5,000 shares per annum and (iii) decrease the rate at which the annual grants vest from 8.34% per month to 2.08% per month.

      5. To approve an amendment to the 1992 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares.

      6. To ratify the appointment of KPMG Peat Marwick LLP as independent accountants of the Company for the fiscal year ending March 31, 1998.


      7. To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournments thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on June 5, 1997 are entitled to notice of and to vote at the meeting.


   All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                   Sincerely,


                                   Bruce R. Wright
                                   Secretary


Sunnyvale, California
June 26, 1997

--------------------------------------------------------------------------------
                           YOUR VOTE IS IMPORTANT.
         IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
           REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS
          PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                              SPECTRIAN CORPORATION

                               ------------------

                            PROXY STATEMENT FOR 1997
                         ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of SPECTRIAN CORPORATION, a California corporation (the "Company" or "Spectrian"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Thursday, July 31, 1997, at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 160 Gibraltar Court, Sunnyvale, California 94089. The Company's principal executive offices are located at 350 W. Java Drive, Sunnyvale, California 94089, and its telephone number at that location is (408) 745-5400.


   These proxy solicitation materials were first mailed on or about June 26, 1997 to all shareholders entitled to vote at the meeting.


RECORD DATE; OUTSTANDING SHARES

   Shareholders of record at the close of business on June 5, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, no par value. As of June 5, 1997, 8,307,161 shares of the Company's Common Stock were issued and outstanding and held of record by 313 shareholders.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

VOTING AND SOLICITATION

   Each shareholder is entitled to one vote for each share of Common Stock held by the shareholder on the Record Date. A quorum comprising the holders of a majority of the outstanding shares of Common Stock on the Record Date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be counted in establishing the quorum.

   Each shareholder is entitled to one vote for each share held. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote. A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the record date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

   This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. The Company has also retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies at a cost of approximately $5,000 plus reasonable and customary reimbursement for expenses.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than April 15, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of June 5, 1997 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

                                                                     COMMON
                                                                      STOCK         APPROXIMATE
                    FIVE PERCENT SHAREHOLDERS,                     BENEFICIALLY     PERCENTAGE
             DIRECTORS AND CERTAIN EXECUTIVE OFFICERS                 OWNED          OWNED(1)
---------------------------------------------------------------- -------------- -----------------
Kopp Investment Advisors, Inc(2) ................................  1,708,855          20.6%
  6600 France Avenue South
  Suite 672
  Edina, MN 55433
Garrett A. Garrettson(3) ........................................     69,956          *
James A. Cole(4) ................................................      6,034          *
Eric A. Young(5) ................................................      2,500          *
David S. Wisherd ................................................         50          *
Stephen B. Greenspan(6) .........................................     23,743          *
William Zucker ..................................................        619          *
Martin Cooper(7) ................................................     16,875          *
Edward A. Supplee, Jr.(8) .......................................     36,873          *
Joseph M. Veni(9) ...............................................      7,585          *
Gary R. Gianatasio ..............................................        792          *
Robert Wilson(10) ...............................................      2,500          *
All Directors and executive officers as a group (13 persons)(11)     177,542          2.1%

---------------
* Less than 1%

(1) Applicable percentage ownership is based on 8,307,161 shares of Common Stock outstanding as of June 5, 1997 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after June 5, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2) Reflects ownership as reported on Schedule 13G/A dated March 10, 1997 with the Commission by Kopp Investment Advisors, Inc. ("KIA"). Represents shares beneficially owned by (i) KIA, a registered investment advisor, (ii) Kopp Investment Advisors, Inc. Profit Sharing Plan ("Profit"), (iii) Kopp Family Foundation ("Foundation"), (iv) LeRoy C. Kopp Individual Retirement Account ("IRA"), and (v) LeRoy C. Kopp individually and through his ownership of a controlling interest in KIA, his position as sole trustee of Profit, his control over Foundation and his IRA. KIA has sole voting power over 135,000 shares of the Company's Common Stock and shared dispositive power over 1,678,855 shares of the Company's Common Stock. Profit has sole voting and dispositive power over 6,000 shares of the Company's Common Stock. Foundation has sole voting and dispositive power over 10,000 shares of the Company's Common Stock. IRA has sole voting and dispositive power over 30,000 shares of the Company's Common Stock. Mr. Kopp has sole voting power and shared voting power over 201,000 and 10,000 shares, respectively, of the Company's Common Stock and sole dispositive power and shared dispositive power over 96,000 and 1,688,855 shares, respectively, of the Company's Common Stock.

(3) Includes 66,956 shares issuable pursuant to options exercisable within 60 days of June 5, 1997.

(4) Includes 2,500 shares issuable pursuant to options exercisable within 60 days of June 5, 1997.

(5) Includes 2,500 shares issuable pursuant to options exercisable within 60 days of June 5, 1997.

(6) Includes 23,743 shares issuable pursuant to options exercisable within 60 days of June 5, 1997.

(7) Includes 16,875 shares issuable pursuant to options exercisable within 60 days of June 5, 1997.

(8) Includes 30,000 shares issuable pursuant to options exercisable within 60 days of June 5, 1997.

(9) Includes 7,585 shares issuable pursuant to options exercisable within 60 days of June 5, 1997.

(10) Includes 2,500 shares issuable pursuant to options exercisable within 60 days of June 5, 1997.

(11) Includes 154,901 shares issuable pursuant to options exercisable within 60 days of June 5, 1997.


                                 PROPOSAL ONE

                            ELECTION OF DIRECTORS

NOMINEES

   A  board  of  five  directors  is to be  elected  at the  Annual  Meeting  of
Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified. Should the Company's shareholders approve the proposed reincorporation to Delaware (Proposal Two), the directors elected at the Company's Annual Meeting will remain directors of the Company after the closing of the proposed reincorporation and will serve until the next Annual Meeting of Stockholders of the Company.

VOTE REQUIRED

   If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.

NOMINEES

   The names of the nominees and certain information about them are set forth below:
                                                                     DIRECTOR
    NAME OF NOMINEE      AGE        POSITION WITH THE COMPANY         SINCE
---------------------- ----- -------------------------------------- ----------
Garrett A. Garrettson .  53  President, Chief Executive Officer and   1996
                             Director
James A. Cole(1) ......  54  Director                                 1985
Martin Cooper(2) ......  68  Director                                 1994
Robert C. Wilson(2)  ..  77  Director                                 1995
Eric A. Young(1) ......  41  Director                                 1991

------------------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

   There is no family relationship between any director or executive officer of the Company.

   Garrett A. Garrettson joined the Company in April 1996 as President, Chief Executive Officer and director. Between March 1993 and March 1996 he was President and Chief Executive Officer of Censtor Corporation, a company that designs and sells technology related to magnetic recording heads for the disk drive industry. From November 1986 to March 1993, he served as a Vice President of the Imprimis Division of Control Data Corporation, a computer systems company and subsequently with Seagate Technology, Inc., ("Seagate") a company that designs and manufactures disk drives, when Seagate acquired the Imprimis division in 1989. Prior to 1986, Mr. Garrettson held a variety of positions with Hewlett Packard Company and served in the U.S. Navy. Mr. Garrettson also serves as a director of Censtor Corporation and Benton Oil and Gas Company. He received his B.S. and M.S. in Engineering and Physics and a Ph.D. in Mechanical Engineering from Stanford University.

   James A. Cole has been a director of the Company since June 1985. He has been a General Partner of Spectra Enterprise Associates, a venture capital firm, and a partner with New Enterprise Associates, a venture capital firm, since 1986. Prior to 1986, Mr. Cole spent twenty years in various microwave integrated circuit companies, including Amplica Inc., where he was a co-founder and served as Chief Operating Officer. Amplica became a public company in 1981 and was acquired by Comsat Corporation in 1982. He presently serves on the Board of Directors of Censtor Corp., a company that designs and sells technology related to magnetic recording heads for the disk drive industry, Vitesse Semiconductor Corp., a semiconductor manufacturer, and Gigatronics Inc., a microwave instrument supplier.

   Martin Cooper has been a director of the Company since January 1994. Mr. Cooper has served as Chairman and Chief Executive of Array Comm, Incorporated, a wireless technology manufacturer, since April 1992 and as Chairman of Dyna, Incorporated, a consulting company, since 1986. From 1985 to December 1992, he served as President of Cellular Pay Phone Incorporated, a cellular pay telephone company. From 1982 to 1986, he was a co-founder, Chairman and Chief Executive Officer of Cellular Business Systems, Inc., a management information company. From 1954 to 1983, Mr. Cooper served in a variety of positions including Corporate Vice President, Division Manager and Corporate Director of Research and Development of Motorola. Mr. Cooper currently serves on the Board of Directors of Conductus, Inc., a superconducting products company. He is a Fellow of the IEEE and of the Radio Club of America and a recipient of the IEEE Centennial medal. He serves on the Advisory Board of the International National Electronics Consortium and serves on its Board of Directors. He received a B.S. and an M.S. in Electrical Engineering from the Illinois Institute of Technology.

   Robert C. Wilson has served as a director of the Company since October 1995. Mr. Wilson has been Chairman of Wilson & Chambers, a venture capital and consulting firm, since December 1982. Mr. Wilson served as President, Chief Executive Officer and Chairman of the Board at Memorex Corporation from 1974 until 1980. From 1971 to 1974, Mr. Wilson served as President and Chief Executive Officer of Collins Radio Company, a communications company. From 1969 to 1971, Mr. Wilson was employed by Rockwell International, a diversified manufacturing company, first as President of Commercial Products and later as Executive Vice President. He is currently Chairman of the Board of Carco Electronics, a precision servo controlled systems manufacturer and is a member of the Board of Directors of Gigatronics Inc., a microwave instrument supplier, and of Resound Corporation, a hearing device manufacturer company. Mr. Wilson received a B.S. in Engineering from the University of California at Berkeley.

   Eric A. Young has been a director of the Company since January 1991. He is a co-founder of Canaan Partners, a venture capital investment firm, and has served as a General Partner of Canaan Partners since its inception in 1987. Prior to such time, Mr. Young held various management positions with GE Venture Capital, a venture capital investment firm and a subsidiary of General Electric Co. He presently serves on the Board of Directors of Visigenic Software, Inc. and of Integrated Packaging Assembly Corporation. He received a B.S. in Mechanical Engineering at Cornell University and received an M.M. in Finance from Northwestern University.

BOARD MEETINGS AND COMMITTEES

   The Board of Directors of the Company held a total of seven meetings during fiscal 1997. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

   The Audit Committee, which consisted of Messrs. Cooper and Wilson during fiscal 1997, is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls.
The Audit Committee met one time during fiscal 1997.

   The Compensation Committee, which consisted of Messrs. Cole and Young during fiscal 1997, met once during fiscal 1997. The duties of the Compensation Committee include determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administering various incentive compensation and benefit plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee consists of Messrs. Cole and Young. Mr. Garrettson, who is President and Chief Executive Officer of the Company, has participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants to the Company, except that Mr. Garrettson was excluded from discussions regarding his own salary and incentive compensation.

                                 PROPOSAL TWO

                         REINCORPORATION IN DELAWARE

INTRODUCTION

   The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting Delaware corporate law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware certificate of incorporation and bylaws are substantially similar to those currently in effect in California. However, the Board of Directors proposes in connection with the Reincorporation Proposal to include in the Company's bylaws a provision that stockholders intending to nominate candidates for election as directors or to propose items of business for consideration at stockholder meetings must meet certain advance notice requirements.

   The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "Spectrian California" refers to the existing California corporation and the term "Spectrian Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of Spectrian California, which is the proposed successor to Spectrian California.

   The Reincorporation Proposal will be effected by merging Spectrian California into Spectrian Delaware (the "Merger"). Upon completion of the Merger, Spectrian California will cease to exist and Spectrian Delaware will continue to operate the business of the Company under the name Spectrian Corporation. Pursuant to the Agreement and Plan of Merger between Spectrian California and Spectrian Delaware, a copy of which is attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of Spectrian California Common Stock, no par value, will automatically be converted into one share of Spectrian Delaware Common Stock, $.001 par value. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SPECTRIAN DELAWARE.

   Upon the date on which the Merger is effective (the "Effective Date"), Spectrian Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of Spectrian California. Each outstanding and unexercised option, warrant or other right to purchase shares of Spectrian California Common Stock will become an option, warrant or right to purchase the same number of shares of Spectrian Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Spectrian California option, warrant or right at the Effective Date.

   The Proposed Reincorporation has been unanimously approved by Spectrian California's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as practicable following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without further shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

   Shareholders of Spectrian California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware--Dissenters' Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of Spectrian Delaware, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

   Approval of the Reincorporation Proposal which will also constitute approval of the (i) Merger Agreement, the Certificate of Incorporation and the Bylaws of Spectrian Delaware, (ii) the assumption of Spectrian California's employee benefit plans and outstanding stock options by Spectrian Delaware and (iii) adoption of the Company's new indemnification agreements with its officers and directors to conform those agreements to Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of Spectrian California Common Stock. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal.

   The Board recommends a vote "FOR" the Proposed Reincorporation in Delaware.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

   As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

   Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

   Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its charter documents which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company anticipates that it may seek to expand the number of outside directors on its Board of Directors in the future. Although the Company has not experienced difficulty in attracting and retaining qualified directors to date, it is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. See "The Charters and Bylaws of Spectrian California and Spectrian Delaware--Monetary Liability of Directors."

   Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

   The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The five directors who are elected at the 1997 Annual Meeting of Shareholders will become the directors of Spectrian Delaware. All employee benefit plans of Spectrian California will be assumed and continued by Spectrian Delaware. All stock options, warrants or other rights to acquire Common Stock of Spectrian California will automatically be converted into an option, warrant or right to purchase the same number of shares of Spectrian Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Spectrian California's other employee benefit arrangements will also be continued by Spectrian Delaware upon the terms and subject to the conditions currently in effect.

ANTI-TAKEOVER IMPLICATIONS

   Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the certificate of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

   Nevertheless, certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law ("Section 203"), from which Spectrian Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. The Company believes that the interests of its shareholders are better served by Spectrian Delaware electing not to opt out of the Section 203 for the following reasons: (i) Section 203 does not affect Spectrian Delaware's stockholders' voting rights, (ii) Section 203 does not interfere with the ability of an existing stockholder or third party to make a tender offer directly to Spectrian Delaware's stockholders,
(iii) Section 203 does not interfere with market purchases of additional shares of Spectrian Delaware's Common Stock by an existing stockholder or a third party, (iv) Section 203 does not prevent Spectrian Delaware stockholders from electing a new board of directors, (v) Section 203 does not interfere or prohibit with a proxy contest by interested stockholders to elect a board of directors, (vi) Section 203 does not prevent an interested stockholder who has obtained control of Spectrian Delaware from carrying on Spectrian Delaware's business in an ordinary manner of entering into a merger or other business combination as long as it is with an unrelated party and (vii) even if the Board of Directors of Spectrian Delaware does not vote in favor of a proposed transaction with an unrelated party and (vii) even if the Board of Directors of Spectrian Delaware does not vote in favor of a proposed transaction with an interested stockholder, the stockholders of the Company retain the ultimate ability to allow the transaction to proceed if at least 66% vote in favor of the transaction. As the provisions of Section 203 provide a framework within which potential acquirors are required to treat stockholders equally and limits opportunities for coercive tactics without impairing the ability of the stockholders to accept a tender offer or to replace the management and directors of Spectrian Delaware, the Board of Directors believes that it is not appropriate to opt out of Section 203. See "Significant Differences Between the Corporation Laws of California and Delaware--Stockholder Approval of Certain Business Combinations."

   Consistent with the Articles of Incorporation of Spectrian California, the Certificate of Incorporation of Spectrian Delaware permits cumulative voting, and such method of voting may make it more difficult to remove any given board member. Other measures permitted under Delaware law, which the Company does not intend to implement include the establishment of a staggered board of directors, elimination of the ability of 10% or more shareholders to call special meetings of the shareholders, and elimination of actions by written consent of the shareholders. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Spectrian California and Spectrian Delaware." For a discussion of differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

   In addition, Delaware law permits a corporation to adopt such measures as shareholder rights plans designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Company adopted such a plan in October 1996 (the "Rights Plan"), and the Reincorporation will not constitute a triggering event pursuant to such plan or affect the Rights Plan in any material respect. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include additional provisions other than those now present in its California Articles of Incorporation and Bylaws which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

THE CHARTERS AND BYLAWS OF SPECTRIAN CALIFORNIA AND SPECTRIAN DELAWARE

   The provisions of the Spectrian Delaware Certificate of Incorporation and Bylaws are similar to those of the Spectrian California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Spectrian Delaware Certificate of Incorporation and Bylaws that alter the rights of stockholders and the powers of management. In addition, Spectrian Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws in the future. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

   The Articles of Incorporation of Spectrian California currently authorize the Company to issue up to 20,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value of which 20,000 shares are designated Series A Participating Preferred Stock in connection with the Company's Rights Plan. None of Spectrian California's Series A Participating Preferred Shares have been issued. The Certificate of Incorporation of Spectrian Delaware provides that Spectrian Delaware will have 20,000,000 authorized shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value of which 20,000 shares would be designated as Series A Participating Preferred Stock in connection with the Rights Plan. Like Spectrian California's Articles of Incorporation, Spectrian Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock. Thus, although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the issuance of Preferred Stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board of Directors could also utilize such shares for future financings, possible acquisitions and other uses.

   Monetary Liability of Directors. The Articles of Incorporation of Spectrian California and the Certificate of Incorporation of Spectrian Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the Spectrian Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Spectrian California Articles of Incorporation in that Delaware permits indemnification to occur with respect to certain actions that California does not and under certain circumstances Delaware does not require the director or office to prevail in an action in order for indemnification to be available. In connection with the Proposed Reincorporation, the Company will enter into new indemnification agreements with officers and directors to conform the agreements to Delaware law. For a more detailed explanation of the foregoing, see
"Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability." A copy of the form of Spectrian Delaware Indemnification Agreement is attached hereto as Appendix D.

   Size of the Board of Directors. The Bylaws of Spectrian Delaware provide for a Board of Directors consisting of five directors. The Bylaws of Spectrian California provide for a Board of Directors of from five to nine members, with the exact number currently set at five directors. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated range has been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Spectrian Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Spectrian Delaware could amend the Bylaws to change the size of the Board of Directors from five directors without further stockholder approval. If the Reincorporation Proposal is approved, the five directors of Spectrian California who are elected at the 1997 Annual Meeting of Shareholders will continue as the five directors of Spectrian Delaware after the Proposed Reincorporation is consummated.

   Removal of Directors. Pursuant to Section 141 of the Delaware General Corporation Law, if a corporation's stockholders may cumulate their votes for directors, a director may not be removed without cause if the number of votes cast against such director's removal would be sufficient to elect such director under cumulative voting. As the stockholders of Spectrian Delaware will be entitled to cumulate their votes for the election of directors, like the shareholders of Spectrian California, the limitations on removal of directors shall apply to Spectrian Delaware. The limitations imposed by Section 303 of the California Corporations Code are substantially similar to those set forth under Delaware General Corporation Law Section 141 for a corporation with cumulative voting. Pursuant to Section 303 of the California Corporations Code, no director may be removed without cause (unless the entire board is removed) when the votes cast against his or her removal would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast and the entire number of directors authorized at the time of the director's most recent election were then being elected. Spectrian Delaware intends to retain cumulative voting for directors in order to parallel the current provisions under the existing charter documents of Spectrian California.

   Although Section 141 of the Delaware General Corporation Law limits removal of directors without cause, the section does not define the actions constituting cause. Therefore, the Bylaws of Spectrian Delaware set forth a definition of "cause" to be applied to the removal of directors by Spectrian Delaware's stockholders. For purposes of these provisions, "cause" means (i) continued willful failure to perform the obligations of a director, (ii) gross negligence by the director, (iii) engaging in transactions that defraud the Company, (iv) fraud or intentional misrepresentation including falsifying use of funds and intentional misstatements made in financial statements, books, records or reports to shareholders or governmental agencies, (v) material violation of any agreement between the director and the Company, (vi) knowingly causing the Company to commit violations of applicable law (including by failure to act),
(vii) acts of moral turpitude or (viii) conviction of a felony.

   The provisions relating to removal of directors preclude the removal of any particular director or group of directors unless removal is warranted and for cause. One method employed by takeover bidders to obtain control of a company is to acquire a significant percentage of the outstanding shares through a tender offer or open market purchases and to use that voting power to remove the existing directors and replace them with persons chosen by the takeover bidder. Requiring cause in order to remove a director defeats this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover. However, as the same limitations on removal currently apply to Spectrian California, the Proposed Reincorporation would not make it more difficult to remove existing directors.

   Authorization of a Requirement of Advance Notice. Effective upon the Proposed Reincorporation, the Company proposes to establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting of stockholders (the "Business Procedure"). The Nomination Procedure and Business Procedure have been implemented by the Board of Directors of Spectrian Delaware adopting such provisions as part of the Bylaws of Spectrian Delaware. The complete Nomination Procedure and Business Procedure are set forth in Section
2.2 of Spectrian Delaware's Bylaws attached hereto as Exhibit C. The following four paragraphs summarize how the Nomination Procedure and Business Procedure are implemented.

   The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting, will be eligible for election as directors. The Business Procedure provides that at an annual meeting of stockholders, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company prior to the date specified in the Corporation's proxy statement released to the stockholders in connection with the previous year's annual meeting (approximately 60 days prior to the meeting). In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be received by the Company a reasonable time before the solicitation is made. The Delaware General Corporation Law only requires that stockholders receive notice of an annual meeting that states the date, time and location of such meeting. The Board of Directors believes that the information obtained in connection with the Nomination Procedure and the Business Procedure will assist the Company in providing meaningful information to its stockholders regarding the candidates for director and the business items on the agenda.

   Under the Nomination Procedure, a stockholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person, including name, address, a representation that the stockholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the stockholder and each nominee.

   Under the Business Procedure, notice relating to the conduct of business at an annual meeting of stockholders other than the nomination of directors must contain a brief description of the business to be brought before the meeting, the reason for conducting such business at the annual meeting, and certain information about the stockholder proposing such business, including name, address and a representation that the stockholder is a holder of record of stock entitled to vote at the meeting. If the Chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any stockholder of any nomination or business properly made or brought before the annual meeting of stockholders in accordance with the above-described procedures.

   By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualification of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. In addition, the Business Procedure provides for a more orderly procedure for conducting the annual meeting of stockholders. Although the Spectrian Delaware Bylaws do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at an annual meeting, the Spectrian Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular annual meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its stockholders. The Board of Directors has considered the possible deterrent effect of such provision and has limited to the extent possible the time between the submission deadline and the relevant annual meeting.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

   Following the Annual Meeting of Shareholders, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the office of the California Secretary of State and to the office of the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

   The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

   Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

   Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

   For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock, the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

   The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3 %) of the outstanding voting stock not owned by the interested stockholder.

   Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) quoted on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Spectrian Delaware does not intend to so elect to be excluded from the statutory provisions of Section 203. Should a majority of the outstanding shares of Spectrian Delaware vote at a later date to opt out of
Section 203, such action by the stockholders would not take effect until one year after the vote occurred.

   Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Spectrian Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Spectrian Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Spectrian Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

   Shareholder Rights Plan. In October 1996, the Board of Directors of Spectrian California adopted the Rights Plan. Pursuant to the Rights Plan, Spectrian California declared a dividend of one Common Share Purchase Right (a "Right") for each outstanding share of Common Stock and each share of Common Stock issued thereafter. Initially, each Right entitles holders of Common Stock to purchase from Spectrian California one share of Common Stock at an exercise price of $126.00, subject to adjustment. The Rights are not exercisable until the occurrence of specified events.

   The Rights will become exercisable only if a person or group acquires 15% or more of the Company's Common Stock or announces a tender offer or exchange offer which would result in its ownership of 15% or more of the Common Stock. At the time the Board of Directors adopted the Rights Plan, a shareholder of the Company, Kopp Investment Advisors and its affiliates ("Kopp"), held more than 15% of the Company's Common Stock. In order to avoid triggering the Rights Plan by virtue of such pre-existing interest, the Company and Kopp entered into an agreement and the Rights Plan was amended such that the Rights will become exercisable upon Kopp acquiring or announcing a tender offer or exercise offer which would result in its ownership of 25% or more of the outstanding shares of Spectrian California. Ten days after such acquisition or offer, each Right becomes exercisable at the Right's then current exercise price, for shares of Common Stock of the Company (or, in certain circumstances as determined by the Board of Directors, a combination of cash, property, Common Stock or other securities) having a value of twice the Right's exercise price. Alternatively, if the Company is involved in a merger or other business combination transaction with another person ten or more days after such acquisition or offer, each Right becomes exercisable, at the Right's then current exercise price, for shares of common stock of such other person having a value of twice the Right's exercise price. The Rights are redeemable up to ten days following the announcement of such acquisition or offer, subject to extension by the Board of Directors, at a price of $0.01 per Right. The Rights Plan expires in October 2006 unless the Rights are earlier redeemed by the Company.

   The Rights Plan is intended to protect the shareholders in the event of an unsolicited offer to acquire, or the acquisition of, 15% or more of the Common Stock of Spectrian California. The Rights are not intended to prevent a takeover of the Company and will not interfere with any tender offer or business combination approved by the Board of Directors. The Rights encourage persons seeking control of the Company to initiate such an acquisition or offer to acquire through arm's-length negotiations with the Board of Directors.

   The Rights Plan will be assumed by Spectrian Delaware pursuant to the terms of the Merger Agreement. In the past, Delaware courts have upheld the validity of plans such as the Rights Plan. To date, the California courts have not considered the validity of such a plan. In any event, the Company believes that the Rights Plan is more likely to be upheld in the event of a challenge if the Reincorporation Proposal is effected and Spectrian California is merged into Spectrian Delaware.

   Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. The Board of Directors of Spectrian California may not eliminate the right of ten percent (10%) shareholders to call special meetings. Nor may the Board of Directors amend Spectrian California's Articles of Incorporation or Bylaws without the approval of the Company's shareholders (except that the Board of Directors may reset the exact number of directors within a fixed range previously approved by the shareholders). Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. To conform the rights of
Spectrian Delaware's stockholders to those of the shareholders of Spectrian California, the Bylaws of Spectrian Delaware authorize the Board of Directors the Chairman of the Board, the President, and the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting to call a special meeting of stockholders. However, the Spectrian Delaware Board of Directors could amend the Bylaws of the Company at any time to eliminate the right of stockholders to call a special meeting. The elimination of the right of shareholders to call a special meeting would mean that a shareholder could not force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board believed such consideration to be appropriate or until the next annual meeting provided that the requestor meets the notice requirements. The restriction on the ability of stockholders to call a special meeting would mean that a proposal to replace the Board could be delayed until the next annual meeting.

   Actions by Written Consent of Shareholders. Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Delaware law permits a corporation to eliminate such actions by written consent in its charter. Elimination of written consents of shareholders could lengthen the amount of time required to take shareholder actions since certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders' written consents, however, would deter hostile takeover attempts. Without the shareholder's written consent, a holder or group of holders controlling a majority in interest of Spectrian Delaware's capital stock would not be able to amend Spectrian Delaware's Bylaws or remove directors pursuant to a stockholder's written consent. Any such holder or group of holders would have to call a stockholders' meeting and wait the notice periods determined by the Board of Directors pursuant to Spectrian Delaware's Bylaws prior to taking any such action. Consistent with the Board of Directors' intention to retain the rights of Spectrian California's shareholders after the Reincorporation, the Bylaws of Spectrian Delaware provide for the retention of actions by written consent of stockholders following the Reincorporation. Elimination of actions by written consent of stockholders at a later date would require the approval of Spectrian Delaware's stockholders to amend the Company's Certificate of Incorporation.

   Cumulative Voting for Directors. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders of record and included in the Nasdaq National Market System (a "Listed Company") can also eliminate cumulative voting with shareholder approval. Although the Company may qualify as a Listed Company, it has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Spectrian Delaware Certificate of Incorporation provides for cumulative voting rights and thus the voting rights are unchanged from those of the Spectrian California Articles of Incorporation.

   Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of votes cast against such removal would be sufficient to elect the director.

   Filling Vacancies on the Board of Directors. Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Spectrian California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director unless such director has been convicted of a felony or found to be of unsound mind. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). However, to make the Bylaws of Spectrian Delaware consistent with those of Spectrian California, the Bylaws of Spectrian Delaware include a provision that limits the remaining directors' ability to fill a vacancy created by removal of directors by the stockholders to those circumstances where the removed director was convicted of a felony or found to be of unsound mind.

   Classified Board of Directors. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. California law permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although Spectrian California qualifies to adopt a classified board of directors, its Board of Directors has no present intention of doing so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Spectrian Delaware Certificate of Incorporation and Bylaws do not provide for a classified board and Spectrian Delaware presently does not intend to propose establishment of a classified board. The establishment of a classified board following the Proposed Reincorporation would require the approval of the stockholders of Spectrian Delaware.

   Indemnification and Limitation of Liability. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

   California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

   Delaware law permits a corporation to eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. However, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying, with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

   California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

   California law requires indemnification when the individual has defended successfully the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise).

   Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

   Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

   California  law  permits  a  California  corporation  to  provide  rights  to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Under California law, there are two limitations on such additional rights to indemnification: (i) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability, as described above; and (ii) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above.

   Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances; limitations on indemnification may be imposed by a court, however, based on principles of public policy. A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

   Inspection of Shareholder List. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

   Dividends and Repurchases of Shares. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

   Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

   Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

   To date, the Company has not declared or paid cash dividends on its capital stock. The Company currently expects it will retain its future earnings for use in the operation and expansion of its business and does not anticipate paying any cash dividends in the foreseeable future.

   Shareholder Voting. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity.

   Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

   With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

   California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware Stockholder Approval of Certain Business Combinations."

   California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

   Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Spectrian California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under
Delaware law, the right to vote by written ballot may be restricted if so provided in the Certificate of Incorporation. The Bylaws of Spectrian Delaware do not address election by ballot, but the Certificate of Incorporation of Spectrian Delaware, consistent with Spectrian California's Bylaws, provides that if a stockholder specifically demands election of directors by ballot (or if the Bylaws provide that elections shall be by ballot) then elections shall be held by ballot. Stockholders of Spectrian Delaware may therefore continue to demand election by ballot, unless and until the Certificate of Incorporation is amended, which amendment would require a majority stockholder vote. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

   Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of Spectrian California contain such a provision. Pursuant to the Spectrian Delaware Bylaws and in accordance with Delaware law, Spectrian Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the Board of Directors, may reasonably be expected to benefit the corporation.

   Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the at interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of Spectrian California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of Spectrian Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

   Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

   Dissenters' Rights. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissenters' rights of appraisal pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations. or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

   The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of Spectrian California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale of asset reorganizations.

   Dissolution. Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a super majority (greater than a simple majority) voting requirement in connection with dissolutions. Spectrian Delaware's Certificate of Incorporation contains no such super majority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Spectrian Delaware that had previously been approved by its Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

   The following is a discussion of certain federal income tax considerations that may be relevant to holders of Spectrian California Common Stock who receive Spectrian Delaware Common Stock in exchange for their Spectrian California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Spectrian California shareholders, such as dealers in securities, or those Spectrian California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Spectrian California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO

CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

   The Proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

      (a) No gain or loss should be recognized by holders of Spectrian California Common Stock upon receipt of Spectrian Delaware Common Stock pursuant to the Proposed Reincorporation;

      (b) The aggregate tax basis of the Spectrian Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Spectrian California Common Stock surrendered in exchange therefor; and

      (c) The holding period of the Spectrian Delaware Common Stock received by each shareholder of Spectrian California should include the period for which such shareholder held the Spectrian California Common Stock surrendered in exchange therefor, provided that such Spectrian California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

   The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Spectrian California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Spectrian Delaware, Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Spectrian Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Spectrian California Common Stock.

                                PROPOSAL THREE

                AMENDMENT OF 1994 EMPLOYEE STOCK PURCHASE PLAN


   At the Annual Meeting, the shareholders are being asked to approve an amendment of the Company's 1994 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares reserved for issuance thereunder by 200,000 shares. The adoption of the Purchase Plan was approved by the Board of Directors in May 1994 and by the shareholders in June 1994. In June 1995 the shareholders approved an amendment to the Purchase Plan to allow executive officers of the Company to increase the rate of their payroll deductions at the beginning of any purchase period thereunder. A total of 275,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. As of June 5, 1997, a total of 267,450 shares had been issued to employees at an average purchase price of $9.66 per share pursuant to five offerings under the Purchase Plan and 7,550 shares remain available for future issuance.


   The fair market value of the Common Stock of the Company on the first day of the most recent offering period was $6.59 per share. See "Purchase Price."

VOTE REQUIRED

   The affirmative vote of a majority of the Votes Cast will be required by law to approve the amendment to the Purchase Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE PURCHASE PLAN.

   The essential terms of the Purchase Plan, as amended, are summarized as follows:

PURPOSE

   The purposes of the Purchase Plan is to provide employees of the Company and of any subsidiary which is designated by the Board of Directors to participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

   The Purchase Plan provides for administration by the Board of Directors of the Company or a committee appointed by the Board. The Purchase Plan is currently administered by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final and binding upon all participants. No charge for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the Purchase Plan.

OFFERING PERIODS

   The Purchase Plan has offering periods of approximately twenty-four months, each divided into four six-month purchase periods. The offering periods commence on or after December 31 and June 30 of each year. The Board of Directors has the power to alter the duration of the offering periods without shareholder approval.

ELIGIBILITY

   Any person who (i) is a regular employee scheduled to work at least twenty hours per week and at least five months per year and (ii) was employed by the Company on the 1st day of April or the 1st day of October immediately preceding the enrollment date (or by any subsidiary designated from time to time by the Board of Directors) is eligible to participate in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate in the Purchase Plan until the commencement of the next offering period.

PURCHASE PRICE

   The price at which shares are sold to participating employees is eighty-five percent (85%) of the lower of the fair market value per share of the Common Stock on (i) the first day of the offering period or (ii) the last day of the purchase period. The fair market value of the Common Stock on a given date is determined by reference to the closing sales price of the Nasdaq National Market. The closing sale price per share of the Company's Common Stock on the Nasdaq National Market on June 5, 1997 was $22.125.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

   The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 15% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan and may decrease the rate of payroll deductions at any time during the offering period. A participant may increase the rate of payroll deductions at the beginning of each purchase period. Payroll deductions shall commence on the first payday following the offering date and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

   By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him or her. The maximum number of shares placed under option to a participant in an offering is that number arrived at by dividing the amount of his or her compensation which he or she has elected to have withheld for the purchase period by the lower of
(i) 85% of the fair market value of a share of Common Stock at the beginning of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period as long as the total number of shares issued to a participant for any purchase period does not exceed a number determined by dividing $12,500 by the market value of a share of Common Stock at the beginning of the offering period. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the purchase period at the applicable price.

   Notwithstanding the forgoing, no employee shall be permitted to subscribe for shares under the Purchase Plan (a) if, immediately after the grant of the option, the employee would own, and/or hold outstanding options to purchase, 5% or more of the voting stock or value of all classes of stock of the Company or
(b) which permits his or her rights to purchase stock under all employees stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining shall be made in as equitable a manner as is practicable.

WITHDRAWAL

   While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase
Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. Any withdrawal by the employee during a given offering automatically terminates the employee's interest in that offering.

TERMINATION OF EMPLOYMENT

   Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

CAPITAL CHANGES

   In the event of any changes in the capitalization of the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, effected without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the shares subject to purchase and in the purchase price per share. No change in the Purchase Plan would result from the reincorporation of the Company as a Delaware corporation as set forth in Proposal Two.

NONASSIGNABILITY

   No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

   The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any changes in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the Purchase Plan.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

   The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

   The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In additional, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

PARTICIPATION IN THE PURCHASE PLAN

   Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.


   The following table sets forth certain information regarding shares purchased during the fiscal year ended March 31, 1997 by each of the executive officers named in the Summary Compensation Table below who participated in the Purchase
Plan, all current executive officers as a group, and all other employees who participated in the Purchase Plan as a group:

                                                                NUMBER OF SHARES PURCHASED   DOLLAR VALUE
     NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION                   (#)                 ($)(1)
     ----------------------------------------------------       --------------------------- --------------
Garrett A. Garrettson, President, Chief Executive Officer and
 Director....................................................              --                       --
Stephen B. Greenspan, Executive Vice President and Chief
 Operating Officer...........................................              --                       --
David S. Wisherd, Executive Vice President, Chief Technical
 Officer and Chairman of the Board of Directors(2)...........              --                       --
Edward A. Supplee, Jr., Executive Vice President, Finance and
 Administration, Chief Financial Officer and Secretary(3)....             2,614                    5,501
Gary R. Gianatasio, Senior Vice President, Business
 Development.................................................               792                    3,871
Joseph M. Veni, Senior Vice President, Sales and Marketing ..             2,497                    5,080
William Zucker, Vice President, Marketing ...................               619                      720
All Current Executive Officers as a group (7 Persons) .......            10,788                   22,982
Non-Executive Officer Directors as a group ..................                 *                        *
All Other Employees as a group ..............................           125,246                  270,200

--------------------
* Not eligible to participate in the Purchase Plan.

(1) Market value of shares on date of purchase minus the purchase price under the Purchase Plan.

(2) Mr. Wisherd resigned his position as Chief Technical Officer and Chairman of the Board of Directors in October 1996 and resigned as Executive Vice President in February 1997.

(3) Mr.   Supplee   resigned   as   Executive   Vice   President,   Finance  and
    Administration, Chief Financial Officer and Secretary in January 1997.

                                PROPOSAL FOUR

                    AMENDMENT OF 1994 DIRECTOR OPTION PLAN

   At the Annual Meeting, the shareholders are being asked to approve an amendment of the Company's 1994 Director Option Plan (the "Director Plan") to
(i) increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares, (ii) increase the amount of the annual grants to 5,000 shares per annum and (iii) decrease the amount of such annual grants that vest per month to 2.08% per month from 8.34% per month. The adoption of the Director Plan was approved by the Board of Directors in May 1994 and subsequently by the shareholders in June 1994. As of June 5, 1997, options to purchase an aggregate of 25,000 shares of the Company's Common Stock were outstanding, with a weighted average exercise price of $22.98 per share, and 60,000 shares (including the 60,000 shares subject to shareholder approval at this Annual Meeting) were available for future grant. No shares have been purchased pursuant to exercise of stock options under the Director Plan.

   The Director Plan provides for the grant of nonqualified stock options to non-employee directors of the Company who do not represent shareholders holding more than 1% of the Company's outstanding Common Stock ("Outside Directors") pursuant to an automatic, non-discretionary grant mechanism. The Company believes that the grant of options to the non-employee directors has enabled the Company to attract and retain directors with the talent that it continues to require.

   The Board of Directors seeks to replenish the authorized and reserved shares for the Director Plan to enable the Company to continue its automatic, non-discretionary grants at their present levels through Fiscal 1999, assuming
(i) the size of the Company's Board of Directors is expanded to include one to two additional non-employee directors and (ii) that the current Outside Directors remain eligible for the Director Plan. In addition, the Board of Directors seeks to increase the size of the annual grants to Outside Directors to enable the Company to attract and retain talented, qualified directors and to bring the automatic, nondiscretionary grants under the Director Plan to a level in order to make the Company competitive with others in its market. The Board of Directors seeks to extend the vesting period of the annual grants under the Director Plan in order to incentivize Outside Directors to remain on its Board and to bring the vesting schedule of the Outside Director's options to more closely reflect that of the employees of the Company.


   FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE DIRECTOR PLAN.


VOTE REQUIRED

   The affirmative vote of a majority of the Votes Cast will be required to approve the amendments to the Plan. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and
(ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

   The essential terms of the Director Plan are summarized as follows:

PURPOSE


   The purposes of the Director Plan are to attract, retain and motivate the best available non-employee directors and to promote the success of the Company's business.


AUTOMATIC, NON-DISCRETIONARY GRANTS AND ELIGIBILITY

   The Director Plan provides that each future Outside Director automatically will be granted an option to purchase 5,000 shares of Common Stock of the Company on the date upon which such person becomes an Outside Director (the "First Option"). Subsequently, each Outside Director is granted an additional option to purchase 1,250 shares of Common Stock (a "Subsequent Option") at the next meeting of the Board of Directors following the Annual Meeting of Shareholders (if, on such date, he or she has served as a director for at least six months), so long as he or she remains an Outside Director. The Board of Directors has approved the increase of the amount of the Subsequent Option to 5,000 shares of Common Stock per year. If approved by the Company's shareholders, the increase in the Subsequent Option amount would take effect at the meeting of the Board of Directors of the Company immediately following the 1997 Annual Meeting of Shareholders.

TERMS OF OPTIONS

   Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

      (1) EXERCISE OF THE OPTION: The options granted under the Director Plan may be exercised after the shares subject to the option become vested. The Director Plan provides for vesting of 25% of the First Option on each anniversary of the date of grant, and the Subsequent Options vest as to 8.34% of the shares subject to the Option on each monthly anniversary of the date of grant. The Board of Directors has approved a proposal to increase the vesting period of the Subsequent Options such that any option granted after the 1997 Annual Meeting of Shareholders would vest at a rate of 2.08% on each monthly anniversary of the date of grant. The vesting period of Subsequent Options granted prior to the 1997 Annual Meeting of Shareholders will not be affected by the proposed amendments. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's Common Stock, subject to certain conditions. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator and as permitted by the California Corporations Code.

      Options may be exercised at any time on or following the date the options are first exercisable. An Option may not be exercised for a fraction of a share.

      (2) OPTION PRICE: The option price of nonqualified stock options under the Director Plan is 100% of the fair market value of the Common Stock on the date the option is granted. For purposes of the Plan, fair market value is defined as the closing price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market.

      (3) TERMINATION OF EMPLOYMENT: The Director Plan provides that if the optionee's status as a non-employee director of the Company is terminated for any reason, other than death or disability, options may be exercised within Three months after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

      (4) DEATH: If an optionee should die while a non-employee director of the Company, options may be exercised at any time within twelve months after the date of death but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option.

      (5) DISABILITY: If an optionee's status as a non-employee director is terminated due to a disability, options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of the individual's status as an Outside Director and in no event later than the expiration of the term of such option.

      (6) TERMINATION OF OPTIONS: Options granted under the Director Plan expire ten years from the date of grant. No option may be exercised by any person after such expiration.

      (7) NONTRANSFERABILITY OF OPTIONS: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or a qualified domestic relations order, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

   In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation or sale of substantially all of the assets of the Company, all outstanding options shall be assumed or an equivalent option substituted by the successor corporation. If the options are not assumed or substituted by the successor corporation, the options vest in full immediately but terminate 30 days from the date notice is given to the optionee of the fully vested status of the option. Should the shareholders of the Company approve the Reincorporation of the Company as a Delaware corporation as set forth in Proposal Two, the Director Plan and all outstanding options thereunder would be assumed by Spectrian Delaware upon the closing of the Reincorporation.

AMENDMENT AND TERMINATION

   With the exception of the Administration of the Director Plan, including the number, frequency and price of grants and the eligibility and vesting of options, the Board of Directors may amend the Directors Plan at any time or from time to time or may terminate it without approval of the shareholders, provided, however, that shareholder approval is required for any amendment which increases the number of shares which may be issued under the Director Plan or for any amendment that would be required to enable the Director Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Director Plan without the consent of the optionee. In any event, the Director Plan will terminate in May 2004.


TAX INFORMATION

   Options granted under the Director Plan are nonqualified options.

   An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

   Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.


   The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Director Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.


PARTICIPATION IN THE PLAN

   The grant of options under the Director Plan to non-employee directors who do not represent greater than 1% shareholders of the Company is automatic and non-discretionary. Assuming the proposed amendments are approved the Company's shareholders at the 1997 Annual Meeting of Shareholders, at the first meeting of the Board of Directors held thereafter, each of Messrs. Cole, Cooper, Wilson and Young, if re-elected by the shareholders, will receive an automatic, non-discretionary grant of an option to purchase 5,000 shares of the Company's Common Stock at an exercise price equal to the fair market value on that day and such Subsequent Options will vest at a rate of 2.08% per month. In the event the proposed amendments are not approved by the shareholders, each such option will be in the amount of 1,250 shares of the Company's Common Stock and will vest at a rate of 8.34% per month so long as the optionee remains a non-employee director of the Company. Information regarding options granted to non-employee Directors pursuant to the 1994 Director Option Plan during Fiscal 1997 is set forth under the heading "Executive Compensation and Other Matters--Compensation of Directors." During Fiscal 1997, all current non-employee directors as a group received options to purchase 10,000 shares pursuant to the Director Plan. No other employee or director of the Company received any shares pursuant to the Director Plan.

                                PROPOSAL FIVE

                         AMENDMENT OF 1992 STOCK PLAN

   At the Annual Meeting, the shareholders are being asked to approve an amendment of the Company's 1992 Stock Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares. The adoption of the Plan was approved by the Board of Directors in July 1992 and subsequently by the shareholders. In June 1996 the shareholders approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 625,000 shares and to make certain changes to the Plan in order that it comply with the performance- based criteria of Section 162(m) of the Code. As of June 5, 1997, options to purchase an aggregate of

1,338,603 shares of the Company's Common Stock were outstanding, with a weighted average exercise price of $13.02 per share, and 593,531 shares (including the 350,000 shares subject to shareholder approval at this Annual Meeting) were available for future grant. In addition, 1,368,751 shares have been purchased pursuant to exercise of stock options under the Plan.

   The Plan authorizes the Board of Directors to grant stock options to eligible employees and consultants of the Company. The Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company has had a longstanding practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve shareholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require.

   During fiscal 1997 most of the authorized shares in the Plan were granted, because the Company assembled a new management team through hiring and promotions and hired a number of key technical contributors. The Board of Directors believes that the remaining shares available for grant under the Plan are insufficient to accomplish the purposes of the Plan described above. The Company anticipates there will be a need to hire additional technical or management employees during fiscal 1998 and it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the extremely competitive job market in Silicon Valley. In addition, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested.

   FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLAN.

VOTE REQUIRED

   The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Plan. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and
(ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

   The essential terms of the Plan are summarized as follows:

PURPOSE

   The purposes of the Plan are to attract, retain and motivate the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

   The Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board. The Plan is currently being administered by the Compensation Committee of the Board of Directors, except that grants to executive officers are approved by the entire Board of Directors. The Board or the committee appointed to administer the Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

ELIGIBILITY

   The Plan provides that either incentive or nonqualified stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Plan provides that nonqualified stock options may be granted to consultants of the Company or any of its designated subsidiaries. The Administrator elects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year.

TERMS OF OPTIONS

   Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

      (1) EXERCISE OF THE OPTION: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's Common Stock, subject to certain conditions. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator and as permitted by the California Corporations Code.

      Options may be exercised at any time on or following the date the options are first exercisable. An Option may not be exercised for a fraction of a share.

      (2) OPTION PRICE: The option price of all incentive stock options and nonqualified stock options under the Plan is determined by the Administrator, but in no event shall it be less than the fair market value of the Common Stock on the date the option is granted. For purposes of the Plan, fair market value is defined as the closing price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant.

      (3) TERMINATION OF EMPLOYMENT: The Plan provides that if the optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised within 30 days (or such other period of time not exceeding three months or such other period of time, not exceeding three months in the case of Incentive Stock Options, as is determined by the Administrator) after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

      (4) DEATH: If an optionee should die while an employee or a consultant of the Company (or during such period of time not exceeding three months, as determined by the Administrator), options may be exercised at any time within six months after the date of death but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

      (5) DISABILITY: If an optionee's employment is terminated due to a disability, options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

      (6) TERMINATION OF OPTIONS: Options granted under the Plan expire no later than ten years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

      (7) NONTRANSFERABILITY OF OPTIONS: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or a qualified domestic relations order, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

   In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation or sale of substantially all of the assets of the Company, all outstanding options shall be assumed or an equivalent option substituted by the successor corporation. The Administrator may in its discretion make provision for accelerating the exercisability of shares subject to options under the Plan in such event. Should the shareholders of the Company approve the Reincorporation of the Company as a Delaware corporation as set forth in Proposal Two, the Plan and all outstanding options thereunder would be assumed by Spectrian Delaware upon the closing of the Reincorporation.

AMENDMENT AND TERMINATION

   The Board of Directors may amend the Plan at any time or from time to time or may terminate it without approval of the shareholders, provided, however, that shareholder approval is required for any amendment which increases the number of shares which may be issued under the Plan, materially changes the standards of eligibility or materially increases the benefits which may accrue to participants under the Plan. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in July 2002.

TAX INFORMATION

   Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonqualified options.

   An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

   All other options which do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

   Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

   The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE PLAN


   The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation and Other Matters--Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the named executive officers during Fiscal 1997. Information regarding options granted to non-employee Directors pursuant to the 1994 Director Option Plan during Fiscal 1997 is set forth under the heading "Executive Compensation and Other Matters--Compensation of Directors." During Fiscal 1997, all current executive officers as a group and all other employees as a group received options to purchase 603,000 shares and 887,780 shares, respectively, pursuant to the Plan. As of March 31, 1997, approximately 530 persons were eligible to participate in the Plan.


                                 PROPOSAL SIX

             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 1998, and recommends that shareholders vote for ratification of such appointment. Although action by shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the shareholders. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interest of the Company and its shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

   KPMG Peat Marwick LLP has audited the Company's financial statements annually since 1993. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1998.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

   The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company for services rendered in all capacities to the Company for the fiscal year.


                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                                           -------------
                                                             ANNUAL          NUMBER OF
                                                         COMPENSATION(1)    SECURITIES
                                              FISCAL     ---------------    UNDERLYING
         NAME AND PRINCIPAL POSITION           YEAR     SALARY   BONUS(2)     OPTIONS
------------------------------------------- -------- ---------- --------- --------------
Garrett A. Garrettson                         1997     $250,159   $46,470     250,000
  President, Chief Executive Officer and      1996          --        --        --
  Director                                    1995          --        --        --

Stephen B. Greenspan                          1997      153,831    81,433     100,000
  Executive Vice President and Chief          1996          --        --        --
  Operating Officer(4)                        1995          --        --        --

David S. Wisherd                              1997      210,866    43,000       --
  Executive Vice President,                   1996      167,404     8,809       --
  Chief Technical Officer and                 1995      132,029    64,813      55,000
  Chairman of the Board of Directors(5)

Edward A. Supplee, Jr.                        1997      173,515       --      120,000
  Executive Vice President, Finance and       1996      138,950    18,388       --

Administration, Chief Financial Officer and   1995      118,428    55,406       5,000
  Secretary(6)

Gary R. Gianatasio                            1997      112,045    53,000      20,000
  Senior Vice President, Business             1996      107,407    13,095       --
  Development                                 1995       96,820    53,775       --

Joseph M. Veni                                1997      120,803    31,779      75,000
  Senior Vice President, Sales and            1996       65,356    38,516       --
  Marketing(7)                                1995       78,998    53,434       --

William Zucker                                1997      135,503    25,721       --
  Vice President, Marketing(8)                1996       46,154    18,750       --
                                              1995          --        --        --

---------------------

(1) Other than salary and bonus described herein, the Company did not pay the persons named in the Summary Compensation Table any compensation, including incidental personal benefits, in excess of 10% of such Named Executive Officer's salary.

(2) Represents bonuses relating to performance of services for the Company in Fiscal 1997, some of which was paid in Fiscal 1998.

(3) Mr. Garrettson became President, Chief Executive Officer and director of the Company in April 1996.

(4) Mr. Greenspan became Executive Vice President, Operations in April 1996 and was appointed Chief Operating Officer in April 1997.

(5) Mr. Wisherd resigned his position as Chairman of the Board of Directors and Chief Technical Officer in October 1996. In February 1997, Mr. Wisherd resigned as Executive Vice President.

(6) Mr.   Supplee   resigned   as   Executive   Vice   President,   Finance  and
    Administration, Chief Financial Officer and Secretary in January 1997.

(7) Mr. Veni joined the Company in April 1, 1992 as Vice President of Sales. He was named Senior Vice President, Sales and Marketing in April 1996.

(8) Mr. Zucker joined the Company in October 1995 as Vice President of Engineering. He was named Vice President of Product Line Management in August 1996 and he became Vice President of Marketing in April 1997.

OPTION GRANTS IN LAST FISCAL YEAR
   The following table provides information concerning each grant of options to purchase the Company's Common Stock made during the fiscal year ended March 31, 1997 to the Named Executive Officers.


                                                                                  POTENTIAL REALIZABLE
                                                                                          VALUE
                            NUMBER OF     % OF TOTAL                             MINUS EXERCISE PRICE AT
                            SECURITIES     OPTIONS      EXERCISE                STOCK PRICE APPRECIATION
                            UNDERLYING    GRANTED TO      PRICE                    FOR OPTION TERM(1)
                              OPTION     EMPLOYEES IN   PER SHARE   EXPIRATION -------------------------
           NAME             GRANTED(2)   FISCAL YEAR     (3)(4)        DATE          5%          10%
------------------------- ------------ -------------- ----------- ------------ ------------ ------------
Garrett A. Garrettson(5)     250,000         12%       $ 14.50*    4/17/06     $1,926,406   $5,067,215

Stephen B. Greenspan          80,000         4%        $ 21.38     4/17/06     $1,075,410   $2,725,300
                              20,000         1%        $ 14.50      8/7/06     $  182,379   $  462,185
David S. Wisherd                 --           --           --           --             --           --

Edward A. Supplee, Jr.(6)    120,000         6%        $ 14.50      1/31/00     $  322,493   $  685,492

Gary R. Gianatasio            20,000         1%        $  9.50     10/23/06     $  119,490   $  302,811

Joseph M. Veni                50,000         3%        $ 14.50       8/7/06     $  455,948   $1,155,463
                              25,000         1%        $  9.50      1/15/07     $  149,363   $  378,514

William Zucker**                 --          --           --           --             --           --

---------------
 *  See "Certain Transactions."

**  See  "Compensation  Committee  Report--Report  on Repricing of Options."

(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 10 years option term. These numbers are calculated based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price growth.

(2) Except as noted, all options shown granted in fiscal 1997 are exercisable starting one year after the date of grant, with 1/48th% of the shares becoming exercisable each at the end of every month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Under the 1992 Stock Plan, the Board of Directors retains the discretion to modify the terms, including the price, of outstanding options.

(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported on the Nasdaq National Market on the date of grant, or as determined by the Board of Directors prior to the Company's securities being traded on the Nasdaq National Market.

(4) Exercise price and tax withholding obligations may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(5) Mr. Garrettson's nonqualified options were not granted from the 1992 Stock Plan, and were exercisable as to 25% of the shares subject to the options on April 23, 1997 and will be exercisable as to 1/48th of such shares at the end of every month thereafter.

(6) Mr. Supplee resigned as the Company's Chief Financial Executive in January 1997. As a result, 90,000 shares of the 120,000 share option grant Mr. Supplee received in Fiscal 1997 terminated and the shares were returned to the 1992 Stock Plan.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

   The following table sets forth certain information regarding the exercise of stock options during fiscal 1997 and the value of options held as of March 31, 1997 by the Named Executive Officers.

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                             SHARES                        OPTIONS AT              IN-THE-MONEY OPTIONS AT
                            ACQUIRED     VALUE          MARCH 31, 1997(#)           MARCH 31, 1997($)(2)
                               ON      REALIZED  ----------------------------- -----------------------------
           NAME             EXERCISE      (1)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------- ---------- ----------- ------------- --------------- ------------- ---------------
Garrett A. Garrettson  ...    --       $    --          --          250,000        $   --        $    --
David S. Wisherd .........   5,836     $  56,386      37,500            364        $   --        $  1,456
Stephen B. Greenspan  ....    --       $    --          --          100,000        $   --        $    --
Edward A. Supplee, Jr.(3)   21,572     $ 190,945      32,687            --         $ 23,469      $    --
Gary R. Gianatasio .......   1,095     $  26,236       3,385         20,312        $ 35,621      $ 33,276
Joseph M. Veni ...........   2,000     $  46,150      10,101         77,468        $ 26,838      $ 40,412
William Zucker ...........    --       $    --          --           50,000        $   --        $   --

---------------

(1) Market value of the Company's Common Stock at the exercise date minus the exercise price.

(2) Market value of the Company's Common Stock at fiscal year-end minus the exercise price.

(3) 90,000 shares of Mr. Supplee's stock options terminated upon his resignation from the Company in January 1997.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

   The Company has entered into employment agreements with Garrett A. Garrettson and Stephen B. Greenspan (the "Employees"). The Employees are eligible to participate in the Company's employee benefit plans and executive compensation programs.


   In April 1996, the Company appointed Garrett A. Garrettson as the Company's President, Chief Executive Officer and director of the Company. Mr. Garrettson entered into an employment agreement with the Company pursuant to which he receives an annual base salary of $275,000 and a one-time signing bonus of $25,000. The agreement provides for additional variable compensation in the target amount of $100,000 per year starting in fiscal year 1997. The Company also granted Mr. Garrettson options to purchase 250,000 shares of Common Stock. These shares are subject to vesting over four years and were priced at the fair market value of the Company's Common Stock at the time of grant in April 1996. See "Certain Transactions." The agreement also provides that in the event that Mr. Garrettson's employment is terminated by the Company, for any reason other than misconduct, the Company will continue Mr.
Garrettson's base salary for nine months.

   In April 1996, in connection with his acceptance of employment with the Company, Stephen B. Greenspan, Chief Operating Officer, entered into an employment agreement with the Company pursuant to which he is to receive an annual base salary of $175,000. The agreement provides for additional variable compensation in the target amount of $100,000 per year starting in fiscal year 1997. The Company also granted Mr. Greenspan options to purchase 80,000 shares of Common Stock. These shares are subject to vesting over four years and are priced at the fair market value of the Common Stock at the time of grant. The agreement also provides that in the event that Mr. Greenspan's employment is terminated by the Company, for any reason other than misconduct, the Company will continue Mr. Greenspan's base salary for six months. Mr. Greenspan was granted an additional option to purchase 10,000 shares of the Company's Common Stock in August 1996 at an exercise price of $14.50 per share and subject to four years vesting.


   Upon the termination of the Employees' employment with the Company for any reason whatsoever, including a Constructive Termination (defined below), and other than a voluntary termination or termination for Cause (defined below) or disability or death, the Employees are entitled to a severance payment at the then applicable base salary rate, and payment of COBRA benefits for nine months in the case of Mr. Garrettson and six months in the case of Mr. Greenspan. In addition, the Employees will have three months from the date of such termination of employment described above, or if terminated due to a disability or death, in which to exercise their stock options. Upon the termination of the Employee's employment with the Company due to a disability, the Employee is entitled to a severance payment equal to the amount by which such Employee's then applicable base salary rate exceeds all disability payments under the Company's insurance plans and any state or federal disability plans. Such severance payment shall be made for nine months for Mr. Garrettson and six months for Mr. Greenspan. The Employee shall not be entitled to severance payments if his employment is voluntarily terminated or terminated for cause or by death. Constructive Termination means a material reduction in salary or benefits not agreed to by the Employee, or a material change in the Employee's responsibilities, or a requirement to relocate more than 25 miles. Termination for "Cause" means termination of employment as a result of (i) an act or acts of dishonesty undertaken by the Employee and intended to result in substantial gain or personal enrichment at the expense of the Company, (ii) willful, deliberate and persistent failure by the Employee to perform his duties, or (iii) the Employee's conviction of a felony.

   In May 1997 the Company appointed Bruce R. Wright as the Company's Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary. Mr. Wright entered into an Employment Offer Letter with the Company pursuant to which he is to receive an annual base salary of $200,000. Mr. Wright is also eligible for up to $100,000 of variable compensation per year in connection with the Company's Executive Variable Compensation Plan. Mr. Wright received an option to acquire 100,000 shares of the Company's Common Stock. These shares are subject to vesting over four years and are priced at the fair market value of the Company's Common Stock at the date of grant.

   In the event there is a change in control of the Company in which substantially all the Company's assets are acquired, Mr. Garrettson's, Mr. Greenspan's and Mr. Wright's options will vest in full. For purposes of the options held by Messrs. Garrettson, Greenspan and Wright, a change of control is defined to mean the occurrence of any of the following events: (i) any "person" or "group" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (ii) a change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors, where "Incumbent Directors" means directors who either (A) are directors of the Company as of the date of grant of the option or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or dispostion by the Company of all or substantially all the Company's assets (other than to a subsidiary or subsidiaries). The Proposed Reincorporation of the Company set forth in Proposal Two would not trigger a change in control pursuant to Messrs. Garrettson, Greenspan and Wright's option agreements.

COMPENSATION OF DIRECTORS

   Non-employee directors currently receive an quarterly retainer of $3,000, a fee of $2,000 for attendance at each general Board of Directors meeting, and $1,000 for attendance at each committee meeting for services provided in that capacity and are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board. The Company's Director Plan provides that options may be granted to non-employee directors of the Company who do not represent shareholders holding more than 1% of the Company's outstanding Common Stock pursuant to an automatic nondiscretionary grant mechanism. Each Outside Director is automatically granted an Option to purchase 5,000 shares (the "First Option") on the date on which such person first becomes an Outside Director. After the First Option has been granted to an Outside Director, such Outside Director is thereafter automatically granted an Option to purchase 1,250 shares at the next meeting of the Board of Directors following the Annual Meeting of Shareholders in each year, if, on such date, he shall have served on the Board for at least six (6) months. Should Proposal Four, the amendments to the Director Plan be approved by the Company's shareholders, the number of shares of the annual grant will be increased to 5,000 shares effective the first meeting of the Board of Directors after the Annual Meeting of Shareholders. The "First Option" granted shall be exercisable only while the Outside Director remains a Director with the Company, and vests in installments cumulatively as to 25% of the Shares subject to the Option on each anniversary of its date of grant. Subsequent option grants are exercisable only while the Outside Director remains a Director of the Company, and vest as to 8.34% of the Shares subject to the Option on each monthly anniversary of its date of grant. Should Proposal Four, the amendments to the Director Plan be approved by the Company's shareholders, the future annual grants of options pursuant to the Director Plan will vest at a rate of 2.08% per month.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   During the fiscal year ended March 31, 1997 the Company's executive compensation program was approved by the Board of Directors as a whole rather than the Compensation Committee of the Board of Directors. The following is the report of the Board of Directors with respect to the compensation paid to the Company's executive officers during Fiscal 1997. Actual compensation earned during the fiscal year by the Named Executive Officers is shown in the Summary Compensation Table above.

Compensation Philosophy

   The Company's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's shareholders. To achieve this goal the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a significant portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company.

   The compensation program for the Company's executive officers consists of the following components:

   o  Base Salary

   o  Quarterly and Annual Cash Incentives

   o  Long-Term Stock Option Incentives

 Base Salary

   The Board of Directors reviewed and approved Fiscal 1997 base salaries for the Chief Executive Officer and other Named Executive Officers at the beginning of the fiscal year. Base salaries were established by the Board based upon competitive compensation data, an executive's job responsibilities, level of experience, individual performance and contribution to the business. In addition, the level of base salary of Mr. Garrettson, the Chief Executive Officer, and Mr. Greenspan were governed by employment agreements entered into with such executives in connection with their original employment with the Company, and such employment agreements were reviewed and approved by the Board of Directors. The terms of these employment agreements are described in the section entitled, "Employment Contracts and Change-In-Control Arrangements."
Officer salaries have been targeted at or above the average rates paid by competitors to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Board reviewed and analyzed the compensation packages, including base salary levels, offered by other high technology companies. The competitive information was obtained from surveys prepared by national consulting companies or industry associations (e.g., Radford Associates, Coopers & Lybrand and the American Electronics Association). The surveys include, but are not limited to, data from all industries represented in the Standard & Poor's Communication Equipment Manufacturer Index, the "line of business index" used in the stock performance graph set forth below. See "Performance Graph." In making base salary decisions, the Board exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. The Company hired Mr. Garrettson in March 1996 and negotiated the terms of his employment with him at that time. Mr. Garrettson commenced his employment with the Company in April 1996. The Fiscal 1997 base salary set forth in Mr. Garrettson's employment agreement, $275,000 per year with a $25,000 signing bonus, stemmed from that negotiation and reflects the Board of Directors' policy of fixing compensation at or above the average rates paid by its competitors.

 Quarterly and Annual Cash Incentives

   Quarterly and annual incentive bonuses for executive officers are intended to reflect the Board's belief that a significant portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. To carry out this philosophy, the Company has implemented a Variable Compensation Bonus Plan, which compensates officers in the form of quarterly and annual cash bonuses. At the beginning of fiscal 1997, the Board of Directors established target bonuses for each executive officer as a percentage of the officer's base salary. The target level of bonuses which the executive officers were eligible to receive varied from 25% to 60% of base salaries. The Variable Compensation Bonus Plan is intended to motivate and reward executive officers by directly linking the amount of any cash bonus to specific Company-based performance targets and specific individual-based performance targets. The Named Executive Officers, including Mr. Garrettson and Mr. Greenspan, must successfully achieve these performance targets which are submitted by management to the Board for its evaluation and approval at the beginning of each fiscal quarter. The Company-based performance goals are tied to different indicators of Company performance, such as achievement of specific levels of orders, sales and pre-tax profits. These Company-based performance goals vary from quarter to quarter, may be subjective in nature and are competitively sensitive to the Company's business and operations. The individual's performance goals are tied to different indicators of the individual Named Executive Officer's performance, such as having received an order from a specific customer, achieved an R&D project milestone, or achieved a desired on-time customer delivery. The Board evaluates the completion of the Company and individual goals and approves a performance rating relative to the goals so completed. This scoring is subjective and is influenced by the Board's perception of the importance of the various corporate and individual goals. At the end of the fiscal year, when determining the bonus payment for the fourth fiscal quarter, the Board considers the overall performance of the Company and each individual during the entire fiscal year, including the fourth quarter. Actual bonuses awarded during Fiscal 1997 ranged from 8% to 57% of the Named Executive Officers' base salaries. Pursuant to his employment agreement with the Company, Mr. Garrettson was eligible to receive variable compensation in Fiscal 1997 targeted at $100,000, to be paid quarterly based upon the attainment of Company and mutually agreed-upon individual goals. More specifically, the Board of Directors evaluated Mr. Garrettson's performance by assigning certain weights to targets for quarterly results including revenue, earnings per share and return on net assets. The Board of Directors did not award Mr. Garrettson any variable compensation in the first three quarters of Fiscal 1997, as the Company did not meet its performance targets. In the fourth fiscal quarter, based on the Company's achievement of the performance targets set forth above and Mr. Garrettson's performance during the entire fiscal year, the Board of Directors granted Mr. Garrettson variable compensation of $21,470, or approximately 8.6% of his base salary.

 Long-Term Stock Option Incentives

   The Board provides the Company's Named Executive Officers with long-term incentive compensation through grants of stock options under the Company's 1992 Stock Plan. The Board believes that stock options provide the Company's Named Executive Officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's

Common Stock. The Board believes that stock options directly motivate an executive to maximize long-term shareholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. With the exception of the regrant of options to Mr. Garrettson noted below (which was at a price above then-current fair market value), all options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Board considers the grant of each option subjectively, reviewing factors such as the individual performance of the Named Executive Officer and the anticipated contribution of the Named Executive Officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into account. The Company negotiated the terms of Mr. Garrettson's employment with him in March 1996. The agreement reached included two initial option grants, of 18,712 shares and 231,288 shares, for a total of 250,000 shares of the Company's Common Stock on April 17, 1996 at an exercise price of $21.375 per share. Such initial grants reflect the Board of Directors' policy of fixing compensation, including long-term incentive compensation, at or above the average rates paid by its competitors. These options vested at the rate of one-quarter of the shares subject to the options on April 23, 1997 and the remaining shares vest monthly at a rate of 1/48 of the total of each grant per month. The Board of Directors believes that this vesting structure provides appropriate alignment of Mr. Garrettson's interests with those of the Company's shareholders while also providing him with incentives to remain at the Company. See "Certain Transactions."

SECTION 162(m)

   The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of
Section 162(m).

REPORT ON REPRICING OF OPTIONS


   In August 1996, the Board of Directors of the Company determined that the purposes of the 1992 Stock Plan were not being adequately achieved with respect to those employees holding options with exercise prices greater than the then-current market value of the Company's Common Stock and that it was essential to the best interests of the Company and the Company's shareholders that the Company retain and motivate such employees. The Board of Directors further determined that it would be in the best interests of the Company and the Company's shareholders to provide such optionees the opportunity to exchange their options for options with exercise prices equal to the then-current market value of the Company's Common Stock. On August 7, 1996, upon approval by the Board of Directors of the Company, the Company offered certain employees who were holders of outstanding options under the 1992 Stock Plan at exercise prices in excess of $14.50 per share the opportunity to exchange such options for new stock options at an exercise price of $14.50 per share, the fair market value of the Company's stock on the close of business for the most recent trading day prior to that date. Any holder accepting such offer was required to extend the vesting period of existing unvested shares by 12 months (vested options remained vested) and to refrain from exercising any repriced options until August 7, 1997. Two hundred eighty- seven employees of the Company were eligible to participate in the repricing and those employees' existing options had an average price of $22.89 per share prior to the repricing. Of such eligible employees, 251 participated in the repricing, including the Named Executive Officer noted in the table on the following page.

   The   following   table  sets  forth   certain   information   regarding  the
participation of each of the Named Executive Officers in the Company's repricing of options described above.


                          TEN-YEAR OPTION REPRICING

                                                                                                     LENGTH OF
                                          NUMBER OF    MARKET PRICE     EXERCISE                      ORIGINAL
                                         SECURITIES    OF STOCK AT      PRICE AT                    OPTION TERM
                                         UNDERLYING      TIME OF        TIME OF                     REMAINING AT
                                           OPTIONS     REPRICING OR   REPRICING OR                    DATE OF
                                         REPRICED OR    AMENDMENT      AMENDMENT     NEW EXERCISE   REPRICING OR
NAME AND PRINCIPAL POSITION     DATE       AMENDED        ($/SH)         ($/SH)      PRICE ($/SH)    AMENDMENT
--------------------------- ---------- ------------- -------------- -------------- -------------- --------------
William Zucker .............  08/07/96     27,584        $14.50         $21.25         $14.50         9.2 yrs.
 Vice President, Marketing    08/07/96     22,416        $14.50         $21.25         $14.50         9.2 yrs.


                                     Respectfully submitted by:


                                     Garrett A. Garrettson   Martin Cooper
                                     Robert C. Wilson        James A. Cole
                                     Eric A. Young

PERFORMANCE GRAPH

   Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Standard & Poor's 500 Index and of the Standard & Poor's Communication Equipment Manufacturer Index for the period commencing August 3, 1994 (the date of the Company's initial public offering) and ending on March 31, 1997. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.

[DESCRIPTION  OF GRAPH:  line graph  showing the  returns  for the three  items:
Spectrian Corporation's Common Stock, the S&P 500 and the S&P Communications Equipment Index. The date points are as follows:

                                             8/03/94  3/31/95   3/31/96  3/31/97
Spectrian Corporation                          100      236       175      86
S&P 500 Index                                  100      111       147     176
S&P Communications Equipment Index             100      142       205     242]


-------------

(1) The graph assumes that $100 was invested on August 3, 1994 in the Company's Common Stock and in the Standard & Poor's 500 Index and in the Standard & Poor's Communication Equipment Manufacturer Index and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

   The information contained above under the captions "Report of the Board of Directors on Executive Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during Fiscal 1997 all executive officers and directors of the Company complied with all applicable filing requirements.

                             CERTAIN TRANSACTIONS

   On November 7, 1996, Edward A. Supplee, Jr., the Company's Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary, entered into a Letter Agreement with the Company regarding his resignation. In connection with Mr. Supplee's Agreement to continue to serve as the Company's Chief Financial Officer until January 31, 1997, Mr. Supplee received the following compensation in addition to his regular base salary and benefits until January 31, 1997 whose aggregate total value cannot be estimated at this time but may be in excess of $60,000: (i) medical and life insurance benefits from February 1997 through the earlier of July 1997 or until Mr. Supplee obtained a full-time position elsewhere; (ii) acceleration of vesting of options to purchase approximately 30,000 shares of the Company's Common Stock; and (iii) the extension of the time period for Mr. Supplee to exercise all vested options to purchase the Company's Common Stock to January 31, 2000 from the 90 day post-employment period set forth in the Company's Option Agreements with Mr. Supplee.

   On August 27, 1996, the Board of Directors of the Company authorized the reduction of the exercise price of options to purchase 250,000 shares of the Company's Common Stock granted to Mr. Garrettson in April 1996 in connection with his employment agreement. Mr. Garrettson's hiring package included an agreement by the Company to protect the value of Mr. Garrettson's options from a significant decrease in the price of the Company's common stock in the period following his hiring by the Company. Mr. Garrettson's April 1996 options had exercise prices of $21.375 per share, and such exercise price was substantially higher than the $13.75 per share market price of the Company's Common Stock at the time of the reissuance. Mr. Garrettson's April 1996 options were exchanged as of August 27, 1997 for nonstatutory options with exercise prices of $14.50 per share. The vesting periods and expiration dates of Mr. Garrettson's options were unchanged as a result of the reissuance.

   The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                               DIVIDEND POLICY

   The Company has not declared or paid cash dividends on its Common Stock and does not anticipate paying cash dividends in the foreseeable future.

                DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than April 15, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                      ADJOURNMENT OF THE ANNUAL MEETING

   In the Event that there are not sufficient votes to approve the Reincorporation Proposal at the time of the Annual Meeting, such proposal could not be approved unless the Annual Meeting were adjourned in order to permit further solicitation of proxies from holders of the Company's Common Stock. Proxies that are being solicited by the Company's Board grant discretionary authority to vote for any such adjournment, if necessary. If it is necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of such time and place at the Annual Meeting. A majority of the shares represented and voting at the Annual Meeting is required to approve such adjournment, regardless of whether there is a quorum present at the Annual Meeting.

                                  OTHER MATTERS


   The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated:  June 26, 1997

                                                                      APPENDIX A
                         AGREEMENT AND PLAN OF MERGER
                           OF SPECTRIAN CORPORATION
                           A DELAWARE CORPORATION,
                                     AND
                            SPECTRIAN CORPORATION
                           A CALIFORNIA CORPORATION

   THIS AGREEMENT AND PLAN OF MERGER dated as of August , 1997 (the "Agreement") is between Spectrian Corporation, a Delaware corporation ("Spectrian Delaware"), and Spectrian Corporation, a California corporation ("Spectrian California"). Spectrian Delaware and Spectrian California are sometimes referred to herein as the "Constituent Corporations."

                                   RECITALS

   A. Spectrian Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 25,000,000 shares, $.001 par value, of which 20,000,000 shares are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." Of the Preferred Stock, 20,000 shares are designated Series A Participating Preferred in connection with Spectrian California's Shareholders' Rights Plan. The remaining shares of Preferred Stock of Spectrian Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of August , 1997, 100 shares of Common Stock were issued and outstanding, all of which are held by Spectrian California, and no shares of Preferred Stock were issued and outstanding.


   B. Spectrian California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 25,000,000 shares, no par value, of which 20,000,000 are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." Of the Preferred Stock, 20,000 shares of Preferred Stock are designated Series A Participating Preferred and the remaining shares of Preferred Stock of Spectrian California is undesignated as to series, rights, preferences, privileges or restrictions. As of June 5, 1997, 8,307,161 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.


   C. The Board of Directors of Spectrian California has determined that, for the purpose of effecting the reincorporation of Spectrian California in the State of Delaware, it is advisable and in the best interests of Spectrian California and its shareholders that Spectrian California merge with and into Spectrian Delaware upon the terms and conditions herein provided.

   D. The respective Boards of Directors of Spectrian Delaware and Spectrian California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

   NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Spectrian Delaware and Spectrian California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                        I

                                     MERGER

   1.1. Merger. n accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Spectrian California shall be merged with and into Spectrian Delaware (the "Merger"), the separate existence of Spectrian California shall cease and Spectrian Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Spectrian Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Spectrian Corporation.

   1.2. Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

      (a)  This  Agreement  and the  Merger  was  adopted  and  approved  by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law on May , 1997 and July 31, 1997, respectively;

      (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

      (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

      (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

   The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

   1.3. Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Spectrian California shall cease and Spectrian Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Spectrian California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Spectrian California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Spectrian California in the same manner as if Spectrian Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                       II

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

   2.1. Certificate of Incorporation. The Certificate of Incorporation of Spectrian Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

   2.2. Bylaws. The Bylaws of Spectrian Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

   2.3. Directors and Officers. The directors and officers of Spectrian California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                       III

                          MANNER OF CONVERSION OF STOCK

   3.1. Spectrian California Common Stock. Upon the Effective Date of the Merger, each share of Spectrian California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

   3.2. Spectrian California Options and Stock Purchase Rights. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the 1994 Stock Option Plan and the 1994 Director Option Plan) and all other employee benefit plans (including without limitation the 1994 Employee Stock Purchase Plan) of Spectrian California. Each outstanding and unexercised option or other right to purchase or security convertible into Spectrian California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Spectrian California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Spectrian California option, stock purchase right or convertible security at the Effective Date of the Merger. Except as set forth in Section 3.3, there are no options, purchase rights for or securities convertible into Preferred Stock of Spectrian California.

   A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of Spectrian California Common Stock so reserved immediately prior to the Effective Date of the Merger.

   3.3 Spectrian California Preferred Share Purchase Rights. Upon the Effective Date of the Merger, the Surviving corporation shall assume and convert the Series A Preferred Stock Purchase Rights declared and issued by Spectrian California on March 21, 1997 and the rights and obligations of Spectrian California pursuant to the Amended and Restated Preferred Share Rights Agreement dated as of January 15, 1997 by and among Spectrian California and Chase Mellon Shareholder Services LLC (the "Rights Agreement"). The Merger shall not be deemed a "Triggering Event" as such term is defined in the Rights Agreement.

   A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of stock purchase rights and convertible securities equal to the number of shares of Spectrian California Common Stock so reserved immediately prior to the Effective Date of the Merger.

   3.4 Spectrian Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of Spectrian Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Spectrian Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

   3.5 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Spectrian California Common Stock may, at such stockholder's option, surrender the same for cancellation to Chase Mellon Shareholder Services, Inc. as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of Spectrian California Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Spectrian California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of Spectrian California Common Stock were converted in the Merger.

   The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

   Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of

Spectrian California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

   If any certificate for shares of Spectrian Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to Spectrian Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Spectrian Delaware that such tax has been paid or is not payable.

                                       IV

                                     GENERAL

   4.1. Covenants of Spectrian Delaware. Spectrian Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

      (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

      (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Spectrian Delaware of all of the franchise tax liabilities of Spectrian California;

      (c) Execute concurrently Recourse Obligations Guaranty and the Environmental Indemnity pursuant to Section 1.11(A)(v) of the March 1997 Deed of Trust by Gibraltar Court Associates LLC to Investors Bancor for the benefit of Fremont Loan & Investment; and

      (d) Take such other actions as may be required by the California General Corporation Law.

   4.2. Further Assurances. From time to time, as and when required by Spectrian Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Spectrian California such deeds and other instruments, and there shall be taken or caused to be taken by Spectrian Delaware and Spectrian California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Spectrian Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Spectrian California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Spectrian Delaware are fully authorized in the name and on behalf of Spectrian California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

   4.3. Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Spectrian California or Spectrian Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Spectrian California or by the sole stockholder of Spectrian Delaware, or by both.

   4.4. Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

   4.5. Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

   4.6. Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 350 West Java Drive, Sunnyvale, California 94089 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

   4.7. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

   4.8. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Spectrian Delaware and Spectrian California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.


                                        SPECTRIAN CORPORATION
                                        a Delaware corporation

                                        By:
                                           ----------------------------
                                           Garrett A. Garrettson,
                                           President and Chief Executive Officer
ATTEST:
        ---------------------------------------------
Bruce R. Wright, Executive Vice President,
Finance & Administration, Chief Financial
Officer and Secretary


                                        SPECTRIAN CORPORATION
                                        a California corporation
                                        By:
                                           ----------------------------
                                           Garrett A. Garrettson,
                                           President and Chief Executive Officer

ATTEST:
        ---------------------------------------------
Bruce R. Wright,
Executive Vice President, Finance &
Administration, Chief Financial Officer
and Secretary

                            SPECTRIAN CORPORATION
                           (CALIFORNIA CORPORATION)

                            OFFICERS' CERTIFICATE

Garrett A. Garrettson and Bruce R. Wright certify that:

   1. They are the President and the Secretary, respectively, of Spectrian Corporation, a corporation organized under the laws of the State of California.

   2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock". There are authorized 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Of the Preferred Stock, 20,000 shares of Preferred Stock is designated Series A Participating Preferred and the remaining shares of Preferred Stock are undesignated as to series, rights, preferences or restrictions.


   3. There were 8,307,161 shares of Common Stock, and no shares of Preferred Stock, outstanding as of the record date (the "Record Date") of the shareholders' meeting at which the Agreement and Plan of Merger attached hereto (the "Merger Agreement") was approved. All shares of Common stock outstanding were entitled to vote on the merger.


   4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

   5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

   6. Garrett A. Garrettson and Bruce R. Wright further declare under penalty of perjury under the laws of the State of California that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

   Executed in Sunnyvale, California on August     , 1997.


                                      ------------------------------------
                                      Garrett A. Garrettson,
                                      Chief Executive Officer and President


                                      ------------------------------------
                                      Bruce R. Wright,
                                      Executive Vice President, Finance &
                                      Administration, Chief Financial Officer
                                      and Secretary

                            SPECTRIAN CORPORATION
                           (SURVIVING CORPORATION)

                            OFFICERS' CERTIFICATE

Garrett A. Garrettson and Bruce R. Wright certify that:

   1. They are the President and the Secretary, respectively, of Spectrian Corporation, a corporation organized under the laws of the State of Delaware.

   2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock". There are authorized 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Of the Preferred Stock, 20,000 shares of Preferred Stock is designated Series A Participating Preferred and the remaining shares of Preferred Stock are undesignated as to series, rights, preferences or restrictions.

   3. There were 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger attached hereto (the "Merger Agreement"). There were no shares of Preferred Stock outstanding.

   4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

   5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

   6. Garrett A. Garrettson and Bruce R. Wright further declare under penalty of perjury under the laws of the State of Delaware that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

   Executed in Sunnyvale, California on August    , 1997.


                                   ---------------------------------------
                                   Garrett A. Garrettson,
                                   Chief Executive Officer and President



                                   ----------------------------------------
                                   Bruce R. Wright,
                                   Executive Vice President, Finance &
                                   Administration, Chief Financial Officer
                                   and Secretary

                                                                      APPENDIX B
                         CERTIFICATE OF INCORPORATION
                                      OF
                            SPECTRIAN CORPORATION

   FIRST:   The  name  of  the   Corporation  is  Spectrian   Corporation   (the
"Corporation").

   SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

   THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

   FOURTH: The Corporation is authorized to issue two classes of stock to be designated respectively Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is Twenty-five Million (25,000,000), consisting of Twenty Million (20,000,000) shares of Common Stock, $0.001 par value (the "Common Stock"), and Five Million (5,000,000) shares of Preferred Stock, $0.001 par value (the "Preferred Stock"). Of the authorized shares of Preferred Stock, Twenty Thousand (20,000) shares shall be designated "Series A Participating Preferred Stock" (sometimes referred to herein as "Series A Preferred").

   The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

   The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

   The relative rights, preferences, privileges, and restrictions granted to or imposed upon the Common Stock, the Series A Preferred and the holders thereof (collectively, the "Stockholders") are as follows:

   1. Dividends and Distributions.

   a. Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the Corporation shall at any time after October 23, 1996 (the "Rights Dividend Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   b. The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

   c. Dividends shall begin to accrue on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

   2. Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

     a. Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     b. Except as otherwise provided herein or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     c. Except as required by law, holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

   3. Certain Restrictions.

   a. The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Participating Preferred Stock as required by
Section 1 hereof.

   b. Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 1 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not

      (1) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

      (2) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

      (3) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock;

      (4) purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

   c. The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

   4. Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

   5. Liquidation, Dissolution or Winding Up.

   a. Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received one hundred twenty-six thousand dollars ($126,000) per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Stock) (such number in clause
(ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A

Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

   b. In the event, however, that there are not sufficient assets available to permit payment in full to the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

   c. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   d. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   6. No Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.

   7. Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

   8. Amendment. This Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.

   9. Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

   FIFTH: The name and mailing address of the incorporator are as follows:

                        Bruce R. Wright
                        Spectrian Corporation
                        350 W. Java Drive
                        Sunnyvale, CA 94089

   SIXTH: The Corporation is to have perpetual existence.

   SEVENTH: The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

   EIGHTH: The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

   NINTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

   TENTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

   Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

   ELEVENTH: At the election of directors of the Corporation, each holder of stock or of any class or series of stock shall be entitled to as many votes as shall equal the number of votes which such stockholder would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected and may cast all such votes for any director or for any two or more of them as such stockholder may see fit.

   TWELFTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

   THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

   The  undersigned   incorporator   hereby   acknowledges  that  the  foregoing
Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated: May 21, 1997

                                           /s/ Bruce R. Wright
                                           -----------------------
                                           Bruce R. Wright
                                           Incorporator

                                                                      APPENDIX C
                                    BYLAWS
                                      OF
                            SPECTRIAN CORPORATION
                           (A DELAWARE CORPORATION)








(Adopted as of May 21, 1997)

                                    BYLAWS
                                      OF
                            SPECTRIAN CORPORATION
                           (A DELAWARE CORPORATION)

                              TABLE OF CONTENTS

                                                                      Page
                                                                      ----
ARTICLE I -- CORPORATE OFFICES ..................................     C-1
  1.1  REGISTERED OFFICE ........................................     C-1
  1.2  OTHER OFFICES ............................................     C-1

ARTICLE II -- MEETINGS OF STOCKHOLDERS ..........................     C-1
  2.1  PLACE OF MEETINGS ........................................     C-1
  2.2  ANNUAL MEETING ...........................................     C-2
  2.3  SPECIAL MEETING ..........................................     C-2
  2.4  NOTICE OF STOCKHOLDERS' MEETINGS .........................     C-2
  2.5  ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND  STOCKHOLDER
         BUSINESS ...............................................     C-2
  2.6   MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE ............     C-3
  2.7  QUORUM ...................................................     C-3
  2.8  ADJOURNED MEETING; NOTICE ................................     C-3
  2.9  VOTING ...................................................     C-3
  2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING ...............     C-4
  2.12 PROXIES ..................................................     C-4
  2.13 ORGANIZATION .............................................     C-4
  2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE ....................     C-4

ARTICLE III -- DIRECTORS ........................................     C-5
  3.1  POWERS ...................................................     C-5
  3.2  NUMBER OF DIRECTORS ......................................     C-5
  3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS .................     C-5
  3.4  RESIGNATION AND VACANCIES ................................     C-5
  3.5  REMOVAL OF DIRECTORS .....................................     C-6
  3.6  PLACE OF MEETINGS; MEETINGS BY TELEPHONE .................     C-6
  3.7  FIRST MEETINGS ...........................................     C-6
  3.8  REGULAR MEETINGS .........................................     C-6
  3.9  SPECIAL MEETINGS; NOTICE .................................     C-6
  3.10 QUORUM ...................................................     C-7
  3.11 WAIVER OF NOTICE .........................................     C-7
  3.12 ADJOURNMENT ..............................................     C-7
  3.13 NOTICE OF ADJOURNMENT ....................................     C-7
  3.14 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING  .......     C-7
  3.15 FEES AND COMPENSATION OF DIRECTORS .......................     C-7
  3.16 APPROVAL OF LOANS TO OFFICERS ............................     C-8
  3.17 SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION  ..     C-8

ARTICLE IV -- COMMITTEES ........................................     C-8
  4.1  COMMITTEES OF DIRECTORS ..................................     C-8
  4.2  MEETINGS AND ACTION OF COMMITTEES ........................     C-8
  4.3  COMMITTEE MINUTES ........................................     C-9

ARTICLE V -- OFFICERS ...........................................     C-9
  5.1  OFFICERS .................................................     C-9
  5.2  ELECTION OF OFFICERS .....................................     C-9
  5.3  SUBORDINATE OFFICERS .....................................     C-9
  5.4  REMOVAL AND RESIGNATION OF OFFICERS ......................     C-9
  5.5  VACANCIES IN OFFICES .....................................     C-9
  5.6  CHAIRMAN OF THE BOARD ....................................     C-9
  5.7  CHIEF EXECUTIVE OFFICER AND PRESIDENT ....................     C-10
  5.8  VICE PRESIDENTS ..........................................     C-10
  5.9  SECRETARY ................................................     C-10
  5.10 CHIEF FINANCIAL OFFICER ..................................     C-10
  5.11 ASSISTANT SECRETARY ......................................     C-11
  5.12 ADMINISTRATIVE OFFICERS ..................................     C-11
  5.13  AUTHORITY AND DUTIES OF OFFICERS ........................     C-11


ARTICLE VI -- INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
   AND OTHER AGENTS .............................................     C-11
  6.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS ................     C-11
  6.2  INDEMNIFICATION OF OTHERS ................................     C-12
  6.3  INSURANCE ................................................     C-12

ARTICLE VII -- RECORDS AND REPORTS ..............................     C-12
  7.1  MAINTENANCE AND INSPECTION OF RECORDS ....................     C-12
  7.2  INSPECTION BY DIRECTORS ..................................     C-12
  7.3  ANNUAL STATEMENT TO STOCKHOLDERS .........................     C-12
  7.4  REPRESENTATION OF SHARES OF OTHER CORPORATIONS  ..........     C-13
  7.5  CERTIFICATION AND INSPECTION OF BYLAWS ...................     C-13

ARTICLE VIII -- GENERAL MATTERS .................................     C-13
  8.1  RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING.....     C-13
  8.2  CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS ................     C-13
  8.3  CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED  .......     C-13
  8.4  STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES  ........     C-13
  8.5  SPECIAL DESIGNATION ON CERTIFICATES ......................     C-14
  8.6  LOST CERTIFICATES ........................................     C-14
  8.7  TRANSFER AGENTS AND REGISTRARS ...........................     C-15
  8.8  CONSTRUCTION; DEFINITIONS ................................     C-15

  ARTICLE IX -- AMENDMENTS ......................................     C-15

                                    BYLAWS
                                      OF
                            SPECTRIAN CORPORATION
                           (A DELAWARE CORPORATION)

                                  ARTICLE I

                              CORPORATE OFFICES

   1.1  REGISTERED OFFICE

   The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

   1.2 OTHER OFFICES

   The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS

   2.1 PLACE OF MEETINGS

   Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

   2.2  ANNUAL MEETING

   The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected, and any other proper business may be transacted.

   At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than thirty (30) calendar days in advance of the estimated mailing date for the proxy statement relating to the corporation's next annual meeting as specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these

Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

   Only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of Directors at the meeting who complies with the notice procedures set forth in this paragraph. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of the prior paragraph of this Section 2.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a Director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a Director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to the preceding paragraph of this Section 2.2. At the request of the Board of Directors, any person nominated by a stockholder for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

   2.3 SPECIAL MEETING

   A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes of all shares of stock owned by stockholders entitled to vote at that meeting.

   2.4 NOTICE OF STOCKHOLDERS' MEETINGS

   All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

   2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

   To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or
(c) otherwise properly brought before the meeting by a stockholder.


   2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

   Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

   An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

   2.7 QUORUM

   The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

   When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

   If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

   2.8 ADJOURNED MEETING; NOTICE

   When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

   2.9 VOTING

   The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgers and joint owners, and to voting trusts and other voting agreements).

   Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to as many votes as shall equal the number of votes which such stockholder would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected and may cast all such votes for any director or for any two or more of them as such stockholder may see fit.

   2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT

   Any action which may be taken at any meeting of stockholders may be taken without a meeting and without prior notice, except as required by the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

   2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

   For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

   If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

   A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

   The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

   2.12 PROXIES

   Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, tele-facsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

   2.13 ORGANIZATION

   The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

   2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

   The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                 ARTICLE III

                                  DIRECTORS

   3.1 POWERS

   Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

   3.2 NUMBER OF DIRECTORS

   The board of directors shall consist of five (5) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

   3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS

   Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

   3.4 RESIGNATION AND VACANCIES

   Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

   Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

   Unless otherwise provided in the certificate of incorporation or these bylaws:

      (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

      (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

      (iii) A vacancy created by the removal of a director, except a removal by the stockholders for cause, may be filled by a majority of directors then in office or the stockholders.

   If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

   If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of
Section 211 of the General Corporation Law of Delaware as far as applicable.

   3.5 REMOVAL OF DIRECTORS

   Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, pursuant to Delaware General Corporation Law Section 141(k)(2).

   For purposes of the foregoing paragraph, "cause" shall mean (i) continued willful failure to perform obligations of a director, (ii) gross negligence by a director, (iii) engaging in transactions that defraud the corporation, (iv) fraud or intentional misrepresentation, including falsifying use of funds and intentional misstatements made in financial statements, books, records or reports to stockholders or governmental agencies, (v) material violation of any agreement between the director and the corporation, (vi) knowingly causing the corporation to commit violations of applicable law (including by failure to act), (vii) acts of moral turpitude or (viii) conviction of a felony.

   No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

   3.6 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

   Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

   Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

   3.7 FIRST MEETINGS

   The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

   3.8 REGULAR MEETINGS

   Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

   3.9 SPECIAL MEETINGS; NOTICE

   Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

   Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

   3.10 QUORUM

   A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

   A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

   3.11 WAIVER OF NOTICE

   Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

   3.12  ADJOURNMENT

   A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

   3.13 NOTICE OF ADJOURNMENT

   Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

   3.14 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

   Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

   3.15 FEES AND COMPENSATION OF DIRECTORS

   Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

   3.16 APPROVAL OF LOANS TO OFFICERS

   The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

   3.17 SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION

   In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

                                  ARTICLE IV

                                  COMMITTEES

   4.1 COMMITTEES OF DIRECTORS

   The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

   4.2 MEETINGS AND ACTION OF COMMITTEES

   Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws:
Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum),
Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

   4.3 COMMITTEE MINUTES

   Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                    ARTICLE V

                                    OFFICERS

   5.1 OFFICERS

   The Corporate Officers of the corporation shall be a chief executive officer and president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

   In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

   5.2 ELECTION OF OFFICERS

   The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

   5.3 SUBORDINATE OFFICERS

   The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

   The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

   5.4 REMOVAL AND RESIGNATION OF OFFICERS

   Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

   Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

   Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

   5.5 VACANCIES IN OFFICES

   A  vacancy  in  any   office   because   of  death,   resignation,   removal,
disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

   5.6 CHAIRMAN OF THE BOARD

   The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

   5.7 CHIEF EXECUTIVE OFFICER AND PRESIDENT

   Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

   5.8 VICE PRESIDENTS

   In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

   5.9 SECRETARY

   The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

   The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

   The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

   5.10 CHIEF FINANCIAL OFFICER

   The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

   The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

   5.11 ASSISTANT SECRETARY

   The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

   5.12 ADMINISTRATIVE OFFICERS

   In  addition to the  Corporate  Officers  of the  corporation  as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

   5.13 AUTHORITY AND DUTIES OF OFFICERS

   In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                  ARTICLE VI

              INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
                               AND OTHER AGENTS

   6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

   The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

   The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation.

   The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

   The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

   Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

   6.2 INDEMNIFICATION OF OTHERS

   The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

   6.3 INSURANCE

   The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                 ARTICLE VII

                             RECORDS AND REPORTS

   7.1 MAINTENANCE AND INSPECTION OF RECORDS

   The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

   Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

   7.2 INSPECTION BY DIRECTORS

   Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

   7.3 ANNUAL STATEMENT TO STOCKHOLDERS

   The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

   7.4 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

   The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

   7.5 CERTIFICATION AND INSPECTION OF BYLAWS

   The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                 ARTICLE VIII

                               GENERAL MATTERS

   8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

   For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

   If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

   8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

   From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

   8.3 CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

   The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

   8.4 STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

   The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice- president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

   Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

   Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

   The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

   8.5 SPECIAL DESIGNATION ON CERTIFICATES

   If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   8.6 LOST CERTIFICATES

   Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

   8.7 TRANSFER AGENTS AND REGISTRARS

   The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

   8.8 CONSTRUCTION; DEFINITIONS

   Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                  ARTICLE IX

                                  AMENDMENTS

   The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

   Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                      CERTIFICATE OF ADOPTION OF BYLAWS
                                      OF
                            SPECTRIAN CORPORATION
                            A DELAWARE CORPORATION


          CERTIFICATE BY SECRETARY OF ADOPTION BY BOARD OF DIRECTORS

   The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Spectrian Corporation, a Delaware corporation, and that the foregoing Bylaws, comprising twenty-seven (27) pages, were adopted as the Bylaws of the corporation on May 21, 1997, by the members of the corporation's Board of Directors.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this 21st day of May, 1997.


                                     /s/ Bruce R. Wright
                                     -------------------------------------------
                                     Bruce R. Wright, Executive Vice President,
                                     Chief Financial Officer and Secretary

                                                                      APPENDIX D

                            SPECTRIAN CORPORATION

                          INDEMNIFICATION AGREEMENT

   This Indemnification Agreement ("Agreement") is effective as of , 1997 by and between Spectrian Corporation, a Delaware corporation (the "Company"), and [name of director/officer to be indemnified], ("Indemnitee").

   WHEREAS, effective as of the date hereof, Spectrian Corporation, a California corporation, is reincorporating into Delaware;

   WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

   WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

   WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

   WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

   WHEREAS, in connection with the Company's reincorporation, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;

   WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

   NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

   1. Certain Definitions.

      1. "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or group acting in concert, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

      (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

      (c) References to the "Company" shall include, in addition to Spectrian Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Spectrian Corporation (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

      (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

      (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

      (f)  "Expense  Advance"  shall mean a payment to  Indemnitee  pursuant  to
   Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

      (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

      (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

      (i) "Reviewing Party" shall mean, subject to the provisions of Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

      (j) "Section" refers to a section of this Agreement unless otherwise indicated.

      (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

   2. Indemnification.

   (a) Indemnification of Expenses. Subject to the provisions of Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

   (b) Review of Indemnification Obligations. Notwithstanding the foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid to Indemnitee to which Indemnitee is not entitled hereunder under applicable law; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

   (c) Indemnitee Rights on Unfavorable Determination; Binding Effect. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

   (d) Selection of Reviewing Party; Change in Control. If there has not been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

   (e) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

   3. Expense Advances.

   (a) Obligation to Make Expense Advances. Upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company hereunder under applicable law, the Company shall make Expense Advances to Indemnitee.

   (b) Form of Undertaking. Any obligation to repay any Expense Advances hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

   (c) Determination of Reasonable Expense Advances. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

   4. Procedures for Indemnification and Expense Advances.

   (a) Timing of Payments. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than thirty (30) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than ten (10) business days after such written demand by Indemnitee is presented to the Company.

   (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

   (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder under applicable law, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

   (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

   (e) Selection of Counsel. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

   5. Additional Indemnification Rights; Nonexclusivity.

   (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

   (b) Nonexclusivity. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

   6. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable hereunder.

   7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

   8. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the

Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

   9. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

   10. Exceptions. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

   (a) Excluded Action or Omissions. To indemnify or make Expense Advances to Indemnitee with respect to Claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

   (b) Claims Initiated by Indemnitee. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or
(iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

   (c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

   (d) Claims Under Section 16(b). To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

   11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

   12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

   13. Expenses Incurred in Action Relating to Enforcement or Interpretation. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

   14. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

   15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

   16. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

   17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

   18. Choice of Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely in the State of Delaware without regard to principles of conflicts of laws.

   19. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

   20. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

   21. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

   22. No  Construction  as  Employment  Agreement.  Nothing  contained  in this
Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

   IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


SPECTRIAN CORPORATION


By:
   ----------------------------------
Print Name:
            -------------------------
Title:
        -----------------------------


Address: 350 West Java Drive
         Sunnyvale, California 94089


                             AGREED TO AND ACCEPTED
                             INDEMNITEE:


                               -------------------------------------------------
                                                (signature)
                               Print Name:
                                            ------------------------------------

                               Address:
                                           -------------------------------------

--------------------------------------------------------------------------------

PROXY                       SPECTRIAN CORPORATION                       PROXY
                     1997 ANNUAL MEETING OF SHAREHOLDERS
                                JULY 31, 1997
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The   undersigned   shareholder  of  SPECTRIAN   CORPORATION,   a  California
corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated June 25, 1997, and hereby appoints Garrett A. Garrettson and Bruce R. Wright, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of SPECTRIAN CORPORATION to be held on July 31, 1997 at 10:00 a.m. local time, at 160 Gibraltar Court, Sunnyvale, California 94089 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 [ x ]   Please mark
                                                                                                                          your votes
                                                                                                                           as this
1. ELECTION OF DIRECTORS:             WITHHOLD
   NOMINEES:                  FOR      FOR ALL  2.  Reincorporation  of the Company as a   FOR   AGAINST   ABSTAIN
   Garrett A. Garrettson,    [    ]     [    ]  Delaware Corporation:                      [  ]    [  ]      [  ]
   James A. Cole, Eric A. Young,
   Robert C. Wilson, Martin Cooper              3.  Amendment  of  1994  Employee  Stock   [  ]    [  ]      [  ]
                                                Purchase  Plan to increase the number of
   INSTRUCTION: To withhold authority           shares reserved for issuance thereunder:
   to vote for any individual nominee,
   write that nominee's name in the             4.  Amendment  of 1994  Director  Option   [  ]    [  ]      [  ]
   space provided below.                        Plan to  increase  the  number of shares
                                                reserved for grant thereunder,  increase
   ___________________________________          the  size  of  the   annual   grant  and
                                                decrease  the  number of shares  vesting
                                                monthly  with  respect  to  such  annual
                                                grants:

                                                5.  Amendment  of  1992  Stock  Plan  to   [  ]    [  ]      [  ]
                                                increase  the number of shares  reserved
                                                for grant thereunder:

                                                6.  Appointment  of KPMG Peat Marwick as   [  ]    [  ]      [  ]
                                                independent    auditors   of   Spectrian
                                                Corporation  for the fiscal  year ending
                                                March 31, 1998.


                                                                                        and,  in  their  discretion,  upon  such
                                                                                        other   matter  or  matters   which  may
                                                                                        properly  come before the meeting or any
                                                                                        adjournment  or  adjournments   thereof.
                                                                                        THIS PROXY WILL BE VOTED AS DIRECTED OR,
                                                                                        IF NO CONTRARY  DIRECTION IS  INDICATED,
                                                                                        WILL BE VOTED FOR THE  REINCOPORATION OF
                                                                                        THE  COMPANY  INTO  DELAWARE,   AS  SAID
                                                                                        PROXIES  DEEM  ADVISABLE  ON SUCH  OTHER
                                                                                        MATTERS AS MAY PROPERLY  COME BEFORE THE
                                                                                        MEETING,  INCLUDING, AMONG OTHER THINGS,
                                                                                        CONSIDERATION  OF ANY  MOTION  MADE  FOR
                                                                                        ADJOURNMENT  OF THE MEETING  (INCLUDING,
                                                                                        WITHOUT  LIMITATION,   FOR  PURPOSES  OF
                                                                                        SOLICITING  ADDITIONAL  VOTES TO APPROVE
                                                                                        THE REINCORPORATION).

Signature(s) ____________________________________________________________________________       Dated ____________________, 1997
This proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so  indicate.  If shares  are  held by joint tenants  or as community property, both should sign.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Appendix 1

                              SPECTRIAN CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                          As Amended through June 1997


         The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Spectrian Corporation.


1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d)  "Company"  shall  mean  Spectrian   Corporation  and  any
Designated Subsidiary of the Company.

                  (e)  "Compensation"  shall mean all base  straight  time gross
earnings,   commissions,   payments  for  overtime,   shift  premium,   variable
compensation, incentive payments, bonuses, and other cash compensation.

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first day of each Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Purchase Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (2) If the  Common  Stock  is  quoted  on the  Nasdaq
System (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (3) In the absence of an  established  market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

                  (k) "Offering Period" shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after December 31 and June 30 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission and shall end on the last Trading Day on or before June 30, 1996. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (l) "Plan" shall mean this Employee Stock Purchase Plan.

                  (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise
Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. The first Purchase Period of the first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission and shall end on the last Trading Day on or before December 31, 1994.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (Nasdaq) System are open for trading.

         3.       Eligibility.

                  (a) Any Employee (as defined in Section 2(g)) who shall be employed by the Company on the 1st day of April or the 1st day of October immediately preceding a given Enrollment Date shall be eligible to participate in the Plan; provided, however, that with respect to the first Offering Period, any Employee who shall be employed by the Company five (5) business days prior to the first Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods. Except for the first Offering Period, a new Offering Period shall commence on the first Trading Day on or after December 31 and June 30 each year, or on such other date as the Board shall determine, and continue thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall begin on the effective date of the Company's initial public offering of its

Common Stock that is registered with the Securities and Exchange Commission. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5.       Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office five (5) business days prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6.       Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. A participant may decrease the rate of his or her payroll deductions to 0% at any time during the Offering Period by completing and filing with the Company a new subscription agreement authorizing the reduction in payroll deduction rate. At the beginning of each Purchase Period, a participant may increase the rate of his or her payroll deductions by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. A participant may resume participation by completing and filing with the Company a new subscription agreement at least five (5) days prior to the commencement of the next Offering Period or Purchase Period, as applicable. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of the shares purchased upon exercise of his or her option.

         10. Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12. Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be four hundred seventy five thousand (475,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration.

                  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

                  (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         14. Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such partici pant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18.   Adjustments   Upon   Changes  in   Capitalization,   Dissolution,
Liquidation, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will end immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and all options granted thereunder will be exercised at such time. Such exercise shall take place according to the provisions of Section 8 hereof.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in
Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         19. Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

         24. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A

                              SPECTRIAN CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


                                           Enrollment Date: ____________________



_____ Original Application
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. ______________ hereby elects to participate in the Spectrian Corporation 1994 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to pur chase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (1-15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Spectrian Corporation 1994 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):
         ________________________________ .

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing within

         30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree not to sell or otherwise transfer any shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. I hereby acknowledge that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print) __________________________________________________________
                             (First)         (Middle)               (Last)


______________________________________      ____________________________________
Relationship

                                            ____________________________________
                                            (Address)

Employee's Social
Security Number:                    ____________________________________________



Employee's Address:                 ____________________________________________

                                    ____________________________________________

                                    ____________________________________________



I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________           ______________________________________
                                          Signature of Employee


                                          ______________________________________
                                          Spouse's Signature
                                          (If beneficiary other than spouse)

                                    EXHIBIT B


                              SPECTRIAN CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Spectrian Corporation 1994 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically termi nated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                          Name and Address of Participant:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________



                                          Signature:


                                          ______________________________________



                                          Date: ________________________________

                                                                      Appendix 2


                              SPECTRIAN CORPORATION

                            1994 DIRECTOR OPTION PLAN

                          As Amended through June, 1997


         1. Purposes of the Plan. The purposes of this 1994 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                  All options granted hereunder shall be nonstatutory stock options.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Common Stock of the Company.

                  (d)  "Company"  means  Spectrian  Corporation,   a  California
corporation.

                  (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                  (f) "Director" means a member of the Board.

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  Nasdaq
System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (j) "Option" means a stock option granted pursuant to the Plan.

                  (k) "Optioned Stock" means the Common Stock subject to an Option.

                  (l) "Optionee" means an Outside Director who receives an Option.

                  (m) "Outside Director" means a Director who is neither an Employee nor a representative of a shareholder owning more than one percent (1%) of the outstanding shares of the Company.

                  (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (o) "Plan" means this 1994 Director Option Plan.

                  (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 85,000 Shares (as adjusted for a one-for-two reverse stock split approved by the Board of Directors in May 1994) (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration and Grants of Options under the Plan.

                  (a) Procedure  for Grants.  The  provisions  set forth in this
Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the

Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                  (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                  (ii) Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy, following the effective date of this Plan as determined in accordance with
Section 6 hereof.

                  (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") at the next meeting of the Board of Directors following the Annual Meeting of Shareholders in each year commencing with the 1997 Annual Meeting of Shareholders, if on such date, he shall have served on the Board for at least six (6) months.

                  (iv)  Notwithstanding  the provisions of subsections  (ii) and
(iii) hereof, any exercise of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                  (v) The terms of a First Option granted hereunder shall be as follows:

                           (A) the term of the  First  Option  shall be ten (10)
years.

                           (B) the First Option shall be exercisable  only while
the Outside Director  remains a Director of the Company,  except as set forth in
Section 8 hereof.

                           (C) the exercise price per Share shall be 100% of the
fair market value per Share on the date of grant of the First Option.

                           (D) the First  Option  shall  become  exercisable  in
installments cumulatively as to 25% of the Shares subject to the First Option on each anniversary of its date of grant.

                  (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                           (A) the term of the  Subsequent  Option  shall be ten
(10) years.

                           (B) the Subsequent  Option shall be exercisable  only
while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                           (C) the exercise price per Share shall be 100% of the
fair market value per Share on the date of grant of the Subsequent Option.

                           (D) the Subsequent Option shall become exercisable as
to 2.08% of the Shares subject to the Subsequent Option on each monthly anniversary of its date of grant.

                  (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

         8. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

                  (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the

Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a

Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

         11. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated there under, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                                                      Appendix 3


                              SPECTRIAN CORPORATION
                                 1992 STOCK PLAN

                          As amended through June, 1997


       1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

       2. Definitions.  As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans of California corporate and securities laws and of the Code.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (e) "Committee" means a Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g)  "Company"  means  Spectrian  Corporation,   a  California
corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of

Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                  (j) "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor the payment of Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  NASDAQ
System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock or on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (p) "Nonstatutory Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

                  (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

                  (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option granted pursuant to the Plan.

                  (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (u)  "Option   Exchange   Program"  means  a  program  whereby
outstanding options are surrendered in exchange for options with a lower exercise price.

                  (v) "Optioned Stock" means the Common Stock subject to an Option.

                  (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

                  (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (y) "Plan" means this 1992 Stock Plan.

                  (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b- 3, as in effect when discretion is being exercised with respect to the Plan.

                  (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (bb) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the total number of Shares reserved and available for distribution pursuant to awards made under the Plan shall be 3,300,886 (as adjusted for a one-for-two reverse stock split approved by the Board of Directors in May 1994). The Shares may be authorized, but unissued or reacquired Common Stock.

              If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan. Should the Company reacquire vested Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan. However, if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i)  Administration  With  Respect to  Directors  and
Officers. With respect to grants of Options to Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor rule ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                           (ii)  Administration  With Respect to Consultants and
Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                           (iii) Multiple Administrative Bodies. If permitted by
Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, non-Director Officers and Employees who are neither Directors nor Officers and Consultants who are not Directors.

              (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine  the Fair Market Value of the Common
Stock, in accordance with Section 2(n) of the Plan;

                           (ii)  to  select  the   Officers,   Consultants   and
Employees to whom Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
are granted hereunder;

                           (iv) to  determine  the  number  of  shares of Common
Stock to be covered by each award granted hereunder;

                           (v) to approve  forms of agreement  for use under the
Plan;

                           (vi) to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administra tor shall determine, in its sole discretion);

                           (vii)   to   determine   whether   and   under   what
circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                           (viii) to reduce the exercise  price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                           (ix)  to   determine   the  terms  and   restrictions
applicable to Options;

                           (x) to provide for the early  exercise of Options for
the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine; and

                           (xi) to  modify  or amend  each  Option  (subject  to
Section 13(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                           (xii) to authorize any person to execute on behalf of
the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                           (xiii) to institute an Option Exchange Program; and

                           (xiv)  to  make  all  other   determinations   deemed
necessary or advisable for administering the Plan.

                  (c)  Effect  of  Administrator's   Decision.   All  decisions,
determinations and interpretations of the Administrator shall be final and binding.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

                  (b) Each Option shall be evidenced by a written Option agreement, which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appro priate. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b) above, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

                  (e) The following limitations shall apply to grants of Options to Employees:

                           (i) No Employee shall be granted,  in any fiscal year
of the Company, Options to purchase more than 200,000 Shares.

                           (ii) The  foregoing  limitations  shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11.

                           (iii)  If  an  Option  is  canceled  (other  than  in
connection with a transaction described in Section 11, the canceled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

       6. Term of Plan. Subject to Section 17 of this Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17. It shall continue in effect for a term of ten (10) years unless sooner ter minated under Section 13 of this Plan.

       7. Term of Option. The term of each Option shall be the term stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

       8. Option Exercise Price and Consideration.

                  (a) The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any other  Employee,  the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option

                                    (A)  granted to a person who, at the time of
the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)  granted  to any  person,  the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair

Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement; (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

       9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                           An Option may not be  exercised  for a fraction  of a
Share.

                           An  Option  shall  be  deemed  to be  exercised  when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3.  Options granted to persons who are subject to
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (c) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant (other than upon the Optionee's death or Disability), the Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Administrator) after the date of such termination, exercise his or her Option to the extent that it was exercisable at the date of such termination. If after termination the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination. If after termination the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) Death of Optionee. In the event of an Optionee's death, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of the Optionee's death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

                  (f) The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

         10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecat ed, transferred or disposed of in any manner other than by will or by the laws of descent or dis tribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the require ments of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option or the issuance of Shares on exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

         16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.


                                             SEE REVERSE SIDE FOR STOCK OPTION AGREEMENT



name, firstname
address1
address2
address3
address4
                                                          [GRAPHIC OMITTED]

                                                        SPECTRIAN CORPORATION

                                                    NOTICE OF STOCK OPTION GRANT

You have been granted an option to purchase Common Stock of Spectrian  Corporation  (the "Company") under the terms of the Spectrian
Corporation 1992 Stock Plan as follows:

         Grant Number                           grantnumber                Type of Option                    granttype
         Date of Grant                          grantdate                  Plan                              plan
         Option Price Per Share                 optionprice                Term/Expiration Date              p1expiredate
         Total Number of Shares Granted         shares                     Vesting Commencement Date         grantdate

Vesting Schedule: This Option shall be exercisable  cumulatively,  to the extent of 1/48th of the total Number of Shares Granted for each full calendar month of your  Continuous  Status as an Employee or Consultant  since the Vesting  Commencement  Date;  provided, however,  that this Option shall not be exercisable  prior to one year from the Vesting  Commencement  Date.  Termination  Period: 3
months after termination of employment or consulting relationship (but in no event later than the Expiration Date).

                                                                                             SPECTRIAN CORPORATION

                                                                                    By:      ___________________________
                                                                                    Title:   ___________________________

This Notice of Grant does not  represent a stock  interest in the  Company,  which shall occur only upon the  exercise of this stock option pursuant to its terms.


                              SPECTRIAN CORPORATION
                             STOCK OPTION AGREEMENT

      1. Grant of Option. The Plan Administrator of Spectrian Corporation, a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Spectrian Corporation 1992 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

           If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Option as defined in Section 422A of the Code.

      2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

          (i)     Right to Exercise.

                  (a) This Option may not be exercised for a fraction of a share.

                  (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitation contained in subsection 2(i)(c).
                  (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

         (ii) Method of Exercise. This Option shall be exercisable by written notice (in the form available from the Company) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

      3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form provided by the Company, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

      4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (i)     cash; or

         (ii)     check; or

        (iii) surrender of other shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and
(B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised.

      5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      6. Section 16 Restrictions.  Options granted to persons who are subject to
Section 16 of the Exchange Act ("Insiders") may not be exercised for a period of at least six months from the date of grant, except in the case of death or disability.

      7. Termination of Relationship. In the event Optionee's Continuous Status as an Employee or consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

      8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, in the event Optionee's Continuous Status as an Employee or Consultant terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment or consultancy (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      9. Death of Optionee. The Option may be exercised at any time within twelve (12) months after the Optionee's death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

      10. Non-Transferability of Option. This Option may not be transferred or assigned in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      11. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

      12. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (i) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax.

         (ii) Exercise of Nonqualified Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

        (iii) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.

         (iv) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after transfer of such Shares to the Optionee upon exercise of the ISO, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

      OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION, NOR IN THE COMPANY'S 1992 STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY

RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

      Optionee acknowledges receipt of a copy of the Plan and certain information, related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions of the Plan. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions relating to this Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan or this Option.


Dated: _______________________                   _______________________________
                                                 Optionee Signature